SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Genworth Variable Insurance Trust
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GENWORTH VARIABLE INSURANCE TRUST

Genworth PIMCO StocksPLUS Fund
Genworth PYRAMIS® Small/Mid Cap Core Fund
Genworth Legg Mason ClearBridge Aggressive Growth Fund
Genworth Calamos Growth Fund
Genworth Enhanced International Index Fund
Genworth Goldman Sachs Enhanced Core Bond Index Fund
Genworth Eaton Vance Large Cap Value Fund
Genworth Davis NY Venture Fund
Genworth 40/60 Index Allocation Fund
Genworth 60/40 Index Allocation Fund
Genworth Growth Allocation Fund
Genworth Moderate Allocation Fund

November[__], 2011

Dear Contract Holder:

Your insurance company offers variable annuity contracts (each a “Contract”) through its separate account (the “Separate Account”), a unit investment trust. The Separate Account consists of certain investment divisions, each of which invests in a series of an underlying open-end investment management company. The twelve portfolios named above (each, an “Existing Portfolio”) are series of such an underlying investment company, the Genworth Variable Insurance Trust (the “Trust”).  This Proxy relates solely to the twelve Existing Portfolios, which underlie the investment options offered under your Contract.

I am writing to inform you that a special shareholder meeting of each Existing Portfolio will be held on January 12, 2012. The purpose of this meeting is for shareholders to vote on proposals that would authorize the substitution of shares of another portfolio in the place of each Existing Portfolio, and will effectively authorize the liquidation of each Existing Portfolio.  Your insurance company will vote its shares held in the applicable Existing Portfolio at the meeting in accordance with your instructions.

On September 30, 2011, the Board of Trustees of the Trust (the “Board”) considered and approved the liquidation of the Existing Portfolios and agreed to submit the proposals to shareholders. If approved by shareholders of the applicable Existing Portfolio at the January 12, 2012 meeting, each substitution is expected to occur on or about January 27, 2012. The liquidation of each Existing Portfolio is contingent upon shareholder approval of the Plan of Substitution as it applies to each Existing Portfolio. Thus, an Existing Portfolio will be liquidated only if the Plan of Substitution is approved by the holders of a majority of its outstanding shares.  You may transfer your assets into another portfolio available under your Contract at any time prior to the substitution date.  Please note, however that if you have elected an optional living benefit rider in your Contract, any transfers are subject to the limitations imposed by the investment strategy for that rider.  If you do not transfer your assets into another portfolio and remain invested in an Existing Portfolio on the substitution date, and if the shareholders of your Existing Portfolio approve the proposal, your assets will automatically be transferred to the substitute portfolio offered under your Contract on the substitution date.

Your insurance company recommends that you instruct it to vote “For” the applicable proposal described in the enclosed proxy statement. The recommendation is based on the Trust’s decision to liquidate each Existing Portfolio due to, among other factors, diminished prospects for asset growth within the Existing Portfolios.  The reasons for liquidating the Existing Portfolios and the recommendation of your insurance company to approve the proposed substitutions are described in detail in the Proxy Statement, which you should read and consider carefully before providing your voting instruction.

I encourage you to review the enclosed materials, which explain the proposal in more detail. Please vote and return your instruction card in the enclosed postage paid envelope as soon as possible. Your vote is important and we hope you will respond today no matter how large or small your holdings may be.

If you have any questions before you provide your voting instruction, please call (800) 352-9910. We will help you get the answers you need promptly. Thank you for your participation in this important matter.

Sincerely,

Carrie E. Hansen
President, Genworth Variable Insurance Trust

NOTICE OF A SPECIAL MEETING
OF THE SHAREHOLDERS OF
GENWORTH VARIABLE INSURANCE TRUST

Genworth PIMCO StocksPLUS Fund
Genworth PYRAMIS® Small/Mid Cap Core Fund
Genworth Legg Mason ClearBridge Aggressive Growth Fund
Genworth Calamos Growth Fund
Genworth Enhanced International Index Fund
Genworth Goldman Sachs Enhanced Core Bond Index Fund
Genworth Eaton Vance Large Cap Value Fund
Genworth Davis NY Venture Fund
Genworth 40/60 Index Allocation Fund
Genworth 60/40 Index Allocation Fund
Genworth Growth Allocation Fund
Genworth Moderate Allocation Fund

 (each, an “Existing Portfolio”)

A Special Meeting of the Shareholders (the “Special Meeting”) of the Existing Portfolios, each a series of the Genworth Variable Insurance Trust, will be held on January 12, 2012, starting at 10:00 a.m., Eastern time, at the offices of Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, PA 19103-7098, for the following purposes:

1.	To consider and vote on the Plan of Substitution for the Genworth PIMCO StocksPLUS Fund by the shareholders of such fund; and

2.	To consider and vote on the Plan of Substitution for the Genworth PYRAMIS® Small/Mid Cap Core Fund by the shareholders of such fund; and

3.	To consider and vote on the Plan of Substitution for the Genworth Legg Mason ClearBridge Aggressive Growth Fund by the shareholders of such fund; and

4.	To consider and vote on the Plan of Substitution for the Genworth Calamos Growth Fund by the shareholders of such fund; and

5.	To consider and vote on the Plan of Substitution for the Genworth Enhanced International Index Fund by the shareholders of such fund; and

6.	To consider and vote on the Plan of Substitution for the Genworth Goldman Sachs Enhanced Core Bond Index Fund by the shareholders of such fund; and

7.	To consider and vote on the Plan of Substitution for the Genworth Eaton Vance Large Cap Value Fund by the shareholders of such fund; and

8.	To consider and vote on the Plan of Substitution for the Genworth Davis NY Venture Fund by the shareholders of such fund; and

9.	To consider and vote on the Plan of Substitution for the Genworth 40/60 Index Allocation Fund by the shareholders of such fund; and

10.	To consider and vote on the Plan of Substitution for the Genworth 60/40 Index Allocation Fund by the shareholders of such fund; and

11.	To consider and vote on the Plan of Substitution for the Genworth Growth Allocation Fund by the shareholders of such fund; and

12.	To consider and vote on the Plan of Substitution for the Genworth Moderate Allocation Fund by the shareholders of such fund; and

13.	To transact such other business as may properly come before the Special Meeting and any adjournments thereof.

Please read the enclosed proxy statement carefully for information concerning the proposals to be considered at the Special Meeting.

Shareholders of record at the close of business on October 20, 2011 are entitled to notice of and to vote at the Special Meeting. As a holder of a variable annuity contract with respect to an Existing Portfolio, you are entitled to instruct your insurance company on how to vote your shares. Please complete and sign the enclosed instruction card and return it in the accompanying envelope as promptly as possible.

        Your voting instruction is important regardless of the size of your interest in an Existing Portfolio. Whether or not you expect to be present at the Special Meeting, please complete and sign the enclosed instruction card and return it promptly in the enclosed envelope or submit your authorization by telephone or over the internet. If you vote by proxy and then desire to change your vote or vote in person at the Special Meeting, you may revoke your proxy at any time prior to the votes being tallied at the Special Meeting. In order to avoid additional expense we ask for your cooperation in submitting your authorization promptly.

Genworth Life and Annuity Insurance Company and Genworth Life Insurance Company of New York (each, an “Insurance Company”) recommend that shareholders of each Existing Portfolio vote, and that Contract Holders instruct their Insurance Company to vote, “FOR” each Plan of Substitution.

By Order of the Board of Trustees

Carrie E. Hansen
President, Genworth Variable Insurance Trust

 IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JANUARY 12, 2012

 The Fund’s Notice of a Special Meeting of the Shareholders of Genworth Variable Insurance Trust, Proxy Statement and form of Voting Instruction Card are available on the Internet at [Web address for Proxy materials].  The form of Voting Instruction Card on the Internet site cannot be used  to provide your voting instruction.

GENWORTH VARIABLE INSURANCE TRUST

Genworth PIMCO StocksPLUS Fund
Genworth PYRAMIS® Small/Mid Cap Core Fund
Genworth Legg Mason ClearBridge Aggressive Growth Fund
Genworth Calamos Growth Fund
Genworth Enhanced International Index Fund
Genworth Goldman Sachs Enhanced Core Bond Index Fund
Genworth Eaton Vance Large Cap Value Fund
Genworth Davis NY Venture Fund
Genworth 40/60 Index Allocation Fund
Genworth 60/40 Index Allocation Fund
Genworth Growth Allocation Fund
Genworth Moderate Allocation Fund

(each, an “Existing Portfolio”)

PROXY STATEMENT FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JANUARY 12, 2012

This Proxy Statement provides information you should review before instructing your insurance company on how to vote on the matters listed in the foregoing Notice of Special Meeting for each Existing Portfolio of the Genworth Variable Insurance Trust (the “Trust”). The Trust’s Board of Trustees (the “Board”), with the approval of the management of your insurance company, is soliciting your voting instruction for a Special Meeting of shareholders of each Existing Portfolio (the “Special Meeting”) to be held on January 12, 2012, starting at 10:00 a.m., Eastern time, at the offices of Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, PA 19103-7098, and for any adjournment of the Special Meeting.  Shareholders of record of each Existing Portfolio on October 20, 2011 (“Record Date”) are entitled to be present and to vote at the Special Meeting or any adjourned meeting. Holders (“Contract Holders”) of variable annuity contracts (“Contracts”) in connection with an Existing Portfolio as of such date are entitled to provide voting instructions for the Special Meeting.

This Proxy Statement describes the matters that will be voted on at the Special Meeting (each, a “Proposal” and collectively, the “Proposals”). The solicitation of voting instructions is made by the mailing of this Proxy Statement and the accompanying instruction card on or about November __, 2011. Whether or not you expect to attend the Special Meeting or any adjournments thereof, the Board, on behalf of each Existing Portfolio, recommends that you vote your shares by completing and returning the enclosed voting instruction card.

APPROVAL OF THE PROPOSED PLAN OF SUBSTITUTION FOR EACH EXISTING PORTFOLIO

The Board, including all of the Trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940, approved a Plan of Liquidation for each of the twelve Existing Portfolios. A shareholder vote is not required to liquidate an Existing Portfolio; however, if the Plan of Substitution is not approved for an Existing Portfolio by its shareholders, the Existing Portfolio will not be liquidated. Thus, the liquidation of an Existing Portfolio is contingent upon shareholder approval of the applicable Proposal.

The management of Genworth Life and Annuity Insurance Company and Genworth Life Insurance Company of New York (each, an “Insurance Company” and together, the “Insurance Companies”) recommends that the applicable Contract Holders of each Existing Portfolio approve the Plan of Substitution for that Existing Portfolio, a form of which is attached as Appendix A to this Proxy Statement.

At a meeting on September 30, 2011, the Board authorized sending a proxy statement to shareholders of each Existing Portfolio to solicit approval of the Plan of Substitution for each Existing Portfolio.  The Plan of Substitution will be voted upon separately by the shareholders of each Existing Portfolio. The Board determined that each Existing Portfolio should be liquidated and dissolved contingent upon receiving approval for the Plan of Substitution at the Special Meeting to replace interests of certain portfolios listed below (each a “Substitute Portfolio”) for interests of each relevant Existing Portfolio.

Background. Shares of each Existing Portfolio are offered to the Insurance Companies to fund benefits under their Contracts and are held by separate accounts (“Separate Accounts”), in subaccounts thereof (“Subaccounts”), of the Insurance Companies. These shares are owned by the Insurance Companies as investment options for their respective Contracts issued to individual Contract Holders.  Contract Holders who have their assets invested in an Existing Portfolio through a Contract have a beneficial interest in that Existing Portfolio, but do not directly invest in or hold shares of the Existing Portfolio. Contract Holders have the right to instruct the Insurance Companies on how to vote the shares related to their interests held through their Contracts (i.e., pass-through voting). An Insurance Company must vote the shares of the Existing Portfolio held in its name as directed. In the absence of voting instructions on any voting instruction form that is signed and returned, the Insurance Company will vote the interest represented thereby in favor of the Proposals. If an Insurance Company does not receive voting instructions for all of the shares of the Existing Portfolio held under the Contracts, it will vote all of the shares in the relevant Separate Accounts with respect to each Proposal, for, against, or abstaining, in the same proportion as the shares of the Existing Portfolio for which it has received instructions from Contract Holders of that particular Existing Portfolio (i.e., echo voting).  As a result, those Contract Holders that actually provide voting instructions may control the outcome of the vote even though their actual percentage ownership of an Existing Portfolio alone would not be sufficient to approve the Proposal.  This Proxy Statement is used to solicit voting instructions from Contract Holders as well as to solicit proxies from the Insurance Companies, the actual shareholders of each Existing Portfolio. All persons entitled to direct the voting of shares, whether or not they are shareholders, are described as voting for purposes of this Proxy Statement.

On September 30, 2011, the Board approved the liquidation of each Existing Portfolio contingent upon the approval by shareholders of the Plan of Substitution, as discussed below.

The Insurance Companies considered how best to serve the interests of Contract Holders in connection with the proposed Existing Portfolio liquidations and replacements. Upon the recommendation of the Insurance Companies, Contract Holders are encouraged to approve the replacement of interests in Subaccounts holding the proceeds of each Existing Portfolio with interests in Subaccounts investing in the corresponding Substitute Portfolio. Contingent upon such approval, each Insurance Company would then replace interests in each  Existing Portfolio, as set out below, with interests in the corresponding Substitute Portfolio.

Name of Existing Portfolio and Class of Shares	Name of Substitute Portfolio and Class of Shares
Genworth PIMCO StocksPLUS Fund Service Shares	Fidelity VIP Contrafund® Portfolio Service Class 2
Genworth PYRAMIS® Small/Mid Cap Core Fund Service Shares	Fidelity VIP Mid Cap Portfolio Service Class 2
Genworth Legg Mason ClearBridge Aggressive Growth Fund Service Shares	Fidelity VIP Growth Stock Portfolio Service Class 2
Genworth Calamos Growth Fund Service Shares	Fidelity VIP Growth Opportunities Portfolio Service Class 2
Genworth Enhanced International Index Fund Service Shares	Fidelity VIP Contrafund Portfolio Service Class 2
Genworth Goldman Sachs Enhanced Core Bond Index Fund Service Shares	Fidelity VIP Investment Grade Bond Portfolio Service Class 2
Genworth Eaton Vance Large Cap Value Fund Service Shares	Fidelity VIP Equity-Income Portfolio Service Class 2
Genworth Davis NY Venture Fund Service Shares	Fidelity VIP Equity-Income Portfolio Service Class 2

Genworth 40/60 Index Allocation Fund Service Shares	Fidelity VIP FundsManager® 50% Portfolio Service Class 2
Genworth 60/40 Index Allocation Fund Service Shares	Fidelity VIP FundsManager® 60% Portfolio Service Class 2
Genworth Growth Allocation Fund Service Shares	Fidelity VIP FundsManager® 60% Portfolio Service Class 2
Genworth Moderate Allocation Fund Service Shares	Fidelity VIP FundsManager® 60% Portfolio Service Class 2

The investment objectives and investment strategies, principal risks, fees and expenses and other comparative information concerning the Existing Portfolios and the Substitute Portfolios are discussed in “Comparison of Investment Objective, Investment Strategies and Principal Risks” below. The attached voting instruction card seeks the Contract Holders’ approval of the above-described Proposals with respect to each Existing Portfolio.

Plan of Substitution. The Plan of Substitution will be implemented by the Insurance Companies, as described below.  The following discussion of the Plan of Substitution is qualified in its entirety by the full text the such Plan, a form of which is attached to this Proxy Statement as Appendix A.

The Plan of Substitution will become effective with respect to each Existing Portfolio on the date of approval of the Plan by the affirmative vote of a majority of the outstanding shares of each applicable Existing Portfolio (the “Effective Date”). For each Existing Portfolio for which such approval is obtained, the Insurance Companies will on or about January 27, 2012, redeem shares of each Existing Portfolio at net asset value and purchase, with the proceeds of shares of each Existing Portfolio at net asset value, for the benefit of the Contract Holders having an interest in an Existing Portfolio at the time of the replacement, an interest in the corresponding Substitute Portfolio at net asset value (such purchase is referred to herein as the “Replacement”). As a result, the Replacement will not affect the value of a Contract Holder’s interests as transferred to a Substitute Portfolio.

The Replacement will not cause the contract charges currently being paid by the existing Contract Holders to be greater after the Replacement than before the Replacement; however, net portfolio expenses may be higher for certain of the Substitute Portfolios. Also, neither the rights of Contract Holders nor the obligations of the Insurance Companies under the Contracts will be altered in any way. In addition, the transfer of a Contract Holder’s interests from the Subaccount investing in an Existing Portfolio as a result of the Replacement will not be counted as one of the free transfers permitted to Contract Holders under their Contracts. For information about the relative expense levels of each Existing Portfolio and its proposed Substitute Portfolio, see the discussion under “Performance and Fee Comparison,” below.

The expenses incurred in connection with implementing the Plan of Substitution for each Existing Portfolio, including legal services, proxy costs (filing, printing, mailing and tabulation), and variable product costs (filing, printing and mailing) will be borne by Genworth Financial Wealth Management, Inc. (“GFWM” or the “Advisor”) or its affiliates, or by the distributor of the Substitute Portfolios; provided, however, that the Existing Portfolios and the Substitute Portfolios, respectively, will bear the transaction costs (e.g., commissions) associated with the liquidation of the Existing Portfolio securities and the purchase of securities held by the Substitute Portfolios.

Transfer Rights. At any time prior to an Existing Portfolio’s date of replacement, Contract Holders may transfer their interests in an applicable Existing Portfolio to any of the other investment options offered under their Contract, subject to the terms of the relevant Contract prospectus and Contract, and no transfer fees or other charges will be imposed. Following the Replacement, Contract Holders who had any remaining interests transferred from the Subaccount investing in an Existing Portfolio to that investing in a Substitute Portfolio may transfer among any of the remaining investment options in accordance with the terms of the Contracts, also free of any transfer fees or other charges. Any such transfer will not be counted as one of the free transfers permitted per calendar year under the Contracts, provided that the transfer occurs prior to, or within 90 days after, the date of the Replacement.  Please note, however, that if you have elected an optional living benefit rider in your Contract, any transfers are subject to the limitations imposed by the investment strategy for that rider.  Please see your Contract prospectus and your Contract for more information about the investment strategy required for your optional living benefit rider, if applicable.

Each Contract Holder should refer to his or her Contract prospectus or Contract for a description of the other investment options available under his or her Contract prior to and after the date of the Replacement. Contract Holders may obtain a prospectus for the Contract and applicable investment options free of charge by contacting their Insurance Company. The prospectuses for the Contract and mutual fund investment options are also available on the EDGAR database on the Securities and Exchange Commission’s (“SEC”) Internet site at http://www.sec.gov. Information about the Trust and its Existing Portfolios and the Substitute Portfolios may also be reviewed and copied by visiting the SEC’s Public Reference Room in Washington, DC.  Please call (202) 942-8090 for information relating to the Public Reference Room. These documents and other information can be inspected and copied at prescribed rates at the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Room 1580 located at 100 F Street, NE, Washington, DC.

Federal Income Tax Consequences.  The Existing Portfolios intend to treat the redemption by the Insurance Companies of all of their shares in complete liquidation of the Existing Portfolios as a taxable event except as otherwise described and expect to receive a legal opinion to that effect.  However, in light of the tax-favored status of the shareholders of the Existing Portfolios that are separate accounts of the Insurance Companies, neither the conversion by each Existing Portfolio of its assets to cash nor the distribution by each Existing Portfolio of its assets to shareholders in complete liquidation of the Existing Portfolio should result in any material adverse federal income tax consequences to such shareholders. For federal income tax purposes, the Insurance Companies and their Separate Accounts (not the Contract Holders) are treated as shareholders of the Existing Portfolios. In addition, provided that the Contracts qualify to be treated as annuity contracts under the applicable provisions of the Internal Revenue Code of 1986, as amended, the liquidation of the Existing Portfolios will not be a taxable event for Contract Holders.  Contract Holders should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes.
CONSIDERATIONS REGARDING THE PLANS OF SUBSTITUTION

Reasons for Proposed Replacements of Existing Portfolios. Each Existing Portfolio is a series of the Trust, an open-end investment management company organized under the laws of the State of Delaware on June 5, 2008. The inception date and the net assets of each Existing Portfolio as of September 30, 2011 are set forth in the table below.

Name of Existing Portfolio	Inception Date	Net Assets (in millions)
Genworth PIMCO StocksPLUS Fund	September 4, 2008	$196.7
Genworth PYRAMIS® Small/Mid Cap Core Fund	September 4, 2008	$54.1
Genworth Legg Mason ClearBridge Aggressive Growth Fund	September 4, 2008	$51.3
Genworth Calamos Growth Fund	September 4, 2008	$26.5
Genworth Enhanced International Index Fund	December 9, 2009	$20.5
Genworth Goldman Sachs Enhanced Core Bond Index Fund	September 4, 2008	$210.3
Genworth Eaton Vance Large Cap Value Fund	September 4, 2008	$57.1
Genworth Davis NY Venture Fund	September 4, 2008	$18.4
Genworth 40/60 Index Allocation Fund	December 9, 2009	$47.7
Genworth 60/40 Index Allocation Fund	December 9, 2009	$55.7
Genworth Growth Allocation Fund	December 9, 2009	$56.8
Genworth Moderate Allocation Fund	December 9, 2009	$49.1

On January 6, 2011, Genworth Financial, Inc. (“Genworth”)  announced that the Insurance Companies were discontinuing new sales of retail variable annuities and group variable annuities.  As a result, the prospects for significant additional contract owner investments in variable annuity products (and therefore, additional investments indirectly in the Existing Portfolios) were significantly diminished.

Each of the Existing Portfolios is subject to an expense limitation arrangement designed to maintain the fund expense ratio at an acceptable level, even during initial periods when the fund is relatively small.  GFWM, the adviser to each of the Existing Portfolios, has entered into an expense limitation agreement for each Existing Portfolio under which GFWM agrees to waive receipt of advisory fees, and/or pay the Existing Portfolio’s expenses, as necessary to maintain the expense ratio at a specified level.  These contractual expense limitation agreements expire on May 1, 2012.

In view of the relatively small size of the Existing Portfolios, the fact that most of the Existing Portfolios have not reached the scale necessary to obviate the need for expense limitation arrangements, and the significantly diminished prospects for asset growth as a result of the Insurance Companies’ cessation of new sales of variable annuity products, GFWM determined that the continuation of the Existing Portfolios’ expense limitation arrangements would not be feasible.  Absent this fee waiver and reimbursement, Contract Holders would have to bear expenses at a relatively high level because the Trust’s asset base is small and would likely make each Existing Portfolio unattractive to Contract Holders.

GFWM considered alternatives regarding each Existing Portfolio, including whether a reorganization into another mutual fund would be feasible, and if it would produce desirable results for each Existing Portfolio’s shareholders. After reviewing current market conditions and mainly due to the general unwillingness among third party fund advisers contacted by GFWM to engage in any reorganization transaction, GFWM determined that it would be in the best interests of the Contract Holders to liquidate the Existing Portfolios and arrange for alternative investment options.

GFWM notified the Insurance Companies of its plan to recommend liquidation of the Existing Portfolios, and GFWM was subsequently informed by the Insurance Companies that the management of the Insurance Companies approved the selection of certain appropriate Substitute Portfolios for interests of each relevant Existing Portfolio in the event the Board approved the liquidation of the Existing Portfolios. The Plan of Substitution provides for the Insurance Companies to transfer automatically to a designated Substitute Portfolio the interests of Contract Holders of an Existing Portfolio for which the Plan of Substitution has been approved who have not otherwise given transfer instructions. The Insurance Companies recommended that the Substitute Portfolios would be appropriate investment vehicles into which to transfer the investments of the applicable Existing Portfolios of Contract Holders who do not exercise their transfer rights prior to the liquidations and Replacements.

At a meeting on September 30, 2011, the Board considered and approved the proposed liquidation of each Existing Portfolio.  The Board considered a number of factors, including, but not limited to, the amount of each Existing Portfolio’s net assets, the expense ratio for each Existing Portfolio (with and without the waiver and reimbursement of expenses by GFWM), the fact that significant growth of the Existing Portfolios was not likely in light of the decision of Genworth to discontinue sales of variable annuity contracts through the Insurance Companies, the fact that GFWM stated that it would not continue the expense limitations beyond the expiration of the expense limitation agreements on May 1, 2012 but would continue them beyond such date if necessary to facilitate the proposed liquidation, the proposed substitutions, the analysis performed by GFWM’s Efficient Edge asset allocation team, and that the liquidation and substitution would not have a federal income tax impact on Contract Holders.  The approval of the liquidations was made on the basis of each Trustee’s business judgment after consideration of a variety of factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

Contract Holders should consider whether it would be appropriate for them to proactively reallocate their interests in each Existing Portfolio to one or more other investment options available under their respective Contracts in light of their investment goals (See “Transfer Rights” above).

Rationale for Selection of Substitute Portfolios

Contract Holders with investments in the Existing Portfolios may elect to transfer their assets to another investment option within their Contract, in accordance with the terms of their Contract and their Contract prospectus, subject to any limitations imposed by any optional living benefit riders, if applicable.

The Insurance Companies have identified Substitute Portfolios into which investments will default, if no transfer has been effected by the Contract Holder prior to the liquidation date. Substitute Portfolios have been chosen by the Insurance Companies to correspond to the investment objective, style and risk of each liquidating Existing Portfolio.  The Insurance Companies believe that Fidelity offers a strong lineup of variable insurance funds both in terms of the number of available funds, the relative asset size/scale of the funds, the funds’ performance and expense characteristics, and the way they match with the Existing Portfolios to serve as the closest “like-to-like” replacements for the Existing Portfolios.  In terms of fund performance, the one year performance record of each Substitute Portfolio for the period ended August 31, 2011 exceeded that of its corresponding Existing Portfolio.

In terms of fund expenses, the Board noted that the expense ratios of certain Substitute Portfolios were equal to or lower than the net expense ratios of the their corresponding Existing Portfolios.  Other Substitute Portfolios’ expense ratios were higher than their corresponding Existing Portfolios, but those differences were attributable to the fact that those Existing Portfolios were enhanced index funds, while the corresponding Substitute Portfolios were actively managed funds.  The Board observed that the net expense ratios of the Existing Portfolios that operate as “funds of funds” were lower than those of the corresponding Substitute Portfolios that are “funds of funds,” but noted that the Substitute Portfolios are more diversified with broader asset allocation and underlying fund options, and more active management.

Analysis Performed by GFWM’s Efficient Edge Asset Allocation Team

Some Contract Holders utilize an asset allocation service (“Efficient Edge”) to assist them in distributing their assets among available Subaccounts (and their corresponding Existing Portfolios).  GFWM provides investment advice for Efficient Edge.  GFWM’s Efficient Edge team develops asset allocation models on different profiles of an investor's investment time horizon and willingness to accept investment risk.  The team evaluates the asset allocation models periodically (generally annually) to assess whether the combination of portfolios within each model should be changed to better seek to optimize the potential return for the level of risk tolerance intended for the model.  As part of this process, the team may add or remove portfolios from the Efficient Edge models.

The GFWM Efficient Edge asset allocation team performed its own independent analysis regarding the Substitute Portfolios recommended by the Insurance Companies.  The team reviewed a hypothetical listing of available funds underlying the Contracts, reflecting the removal of the Existing Portfolios and the addition of the Substitute Portfolios.  Taking into account its current economic and capital market assumptions, and considering the attributes of the proposed available funds, the Efficient Edge Team’s asset allocation analysis resulted in allocations to each of the Substitute Portfolios, and the Substitute Portfolios were actually used more extensively in terms of collective dollar allocation than was the case with the Existing Portfolios.  When selecting from among the available funds, the Efficient Edge team performed quantitative analysis of (1) the funds’ risk volatility characteristics versus their benchmarks and other relevant available funds, (2) the funds’ level of participation in positive and negative market movements versus other relevant available funds, and (3) the funds’ historical return versus other relevant available funds.  The independent allocation decisions by the GFWM Efficient Edge team provided the Insurance Companies with validation that the selection of Substitute Portfolios as replacement funds was appropriate for Contract Holders.

Certain Contracts permit allocation to asset allocation models that include the Existing Portfolios.  If Contract Holders allocated to the Existing Portfolios approve their applicable Proposals, on or about January 27, 2012, the percentage allocations and portfolio selections for the asset allocation models will be updated.  Contract Holders who are allocated according to one of the asset allocation models should note that the updates to the models may result in allocation out of a Substitute Portfolio or allocation of a different percentage to a Substitute Portfolio.  Tables disclosing the percentage allocations and portfolio selections for the asset allocation models before and after the update are provided in Appendix B and were also provided in supplements to Contract prospectuses mailed in October 2011.  Please refer to your Contract and Contract prospectus (and any supplements thereto) for more information.

Business Arrangement between Genworth and Fidelity Investments

FMR LLC (“Fidelity Investments”) has an existing relationship with the Insurance Companies in that it has a number of variable insurance funds currently offered within the Insurance Companies’ Contracts.  In connection with the proposed addition of the Substitute Portfolios, Fidelity Investments has agreed to amend its longstanding service agreement relating to the Contracts (the “Service Agreement”).  The parties to the Service Agreement are Fidelity Distributors Corporation, the distributor of the Substitute Portfolios, and Capital Brokerage Corporation (“CBC”), the principal underwriter of the Contracts and the Trust.  Under the Service Agreement, Fidelity Distributors pays ongoing asset-based fees to CBC based on a percentage of the average assets invested in Substitute Portfolios through the Contracts.  These asset-based fees are paid in recognition of distribution, administrative support and recordkeeping services provided with respect to the Substitute Portfolios.  The amendment to the Service Agreement negotiated by the parties (i) increases the asset-based fee schedule, and (ii) provides for a one-time payment to CBC in recognition of additional services provided with respect to the Substitute Portfolios in connection with the proposed substitution of Substitute Portfolios for the Existing Portfolios, and will help defray expenses incurred in connection with implementing the Plan of Substitution, including legal services, proxy costs (filing, printing, mailing and tabulation), and variable product costs (filing, printing and mailing).  As renegotiated, the total on-going asset-based compensation structure to be paid by Fidelity Investments under the Service Agreement is not expected to generate any more compensation to Genworth and  its affiliates than the amounts currently received by Genworth and its affiliates for providing similar services that benefit the Contract Holders who utilize the Existing Portfolios.

Failure to Approve a Proposal

If shareholders of an Existing Portfolio do not approve their applicable Proposal, both the Plan of Substitution and the liquidation of that Portfolio, as discussed above, will not be implemented for that Existing Portfolio. The Board would then meet to consider what, if any, steps to take.

For the reasons specified above, the Insurance Companies recommend that Proposals 1 through 12 be approved. Persons having voting interests, or the right to provide instructions with respect to such interests, in each Existing Portfolio are encouraged to consider carefully the information contained in this Proxy Statement and to complete and return the enclosed instruction card.

The Insurance Companies Recommend that Shareholders of Each Existing Portfolio Vote, and that Contract Holders Instruct their Insurance Company to Vote, “For” the Plan of Substitution

COMPARISON OF INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND PRINCIPAL RISKS

Below is a comparison of the investment objectives, investment strategies and principal risks of each Existing Portfolio and its corresponding Substitute Portfolio.  If the shareholders of an Existing Portfolio approve the Plan of Substitution, the Existing Portfolio will be liquidated over a period of time and, as a result, may not operate in accordance with its stated investment objective, policies, restrictions and strategies during that liquidation period.

The information below and further information about each Existing Portfolio can be found in each Existing Portfolio or Substitute Portfolio’s Prospectus and Statement of Additional Information (“SAI”).  You may obtain free copies of the Existing Portfolios’ documents at www.Genworth.com or by writing the Trust at 6610 West Broad Street, Richmond, Virginia 23230.  You may also call (800) 352-9910 to request copies.  You may obtain free copies of the Substitute Portfolios’ documents at www.advisor.fidelity.com or by calling (877) 208-0098 to request copies.

Genworth PIMCO StocksPLUS Fund and Fidelity VIP Contrafund Portfolio

Investment Objectives and Principal Investment Strategies

Genworth PIMCO StocksPLUS Fund (Existing Portfolio)	Fidelity VIP Contrafund Portfolio (Substitute Portfolio)
Investment Objective: Seeks total return which exceeds that of the S&P 500® Index.	Investment Objective: Seeks long-term capital appreciation.
Principal Investment Strategies:  The Fund seeks to exceed the total return of the S&P 500® Index by investing under normal circumstances substantially all of its assets in derivatives, the value of which are related to the S&P 500 Index (“S&P 500 Derivatives”), backed by a portfolio of fixed income securities.  The Fund may invest in common stocks, options, futures, options on futures and swaps.  The Fund uses S&P 500 Derivatives in addition to or in place of S&P 500 stocks to attempt to equal or exceed the daily performance of the S&P 500® Index.  The values of S&P 500 Derivatives closely track changes in the value of the S&P 500® Index.  However, S&P 500 Derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the Fund’s assets may be invested in fixed income securities.  The subadvisor actively manages the fixed income securities held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration that is normally not expected to exceed one year.
The Fund invests in a variety of convertible and fixed income securities, including U.S. government securities, U.S. government agency securities, corporate bonds, mortgage-backed securities and asset-backed securities.

Principal Investment Strategies: Normally investing primarily in common stocks.  Investing in securities of companies whose value Fidelity Management and Research Company (“FMR”) believes is not fully recognized by the public. Investing in domestic and foreign issuers.  Allocating the fund’s assets across different market sectors (at present, consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, telecom services, and utilities), using different Fidelity managers.  Investing in either “growth” stocks or “value” stocks or both.  Using fundamental analysis of factors such as each issuers financial condition and industry position, as well as market and economic conditions to select investments.

The S&P 500® Index is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks.  The Fund seeks to remain invested in S&P 500 Derivatives or S&P 500 stocks even when the S&P 500 is declining.
Though the Fund does not normally invest directly in S&P 500 securities, when S&P 500 derivatives appear to be overvalued relative to the stocks that comprise the S&P 500® Index, the Fund may invest all of its assets in a “basket” of S&P 500 stocks.  The Fund also may invest in exchange-traded funds based on the S&P 500® Index, such as Standard & Poor’s Depositary Receipts.  The Fund may invest up to 10% of its total assets in preferred stocks.
Assets not invested in equity securities or derivatives may be invested in fixed income instruments.  The Fund may invest up to 10% of its total assets in high yield bonds (commonly referred to as “junk bonds”).  The Fund also may invest in foreign securities, including investing up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers.  The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries.  The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

Comparison of Investment Objectives and Strategies

The investment objective of the Existing Portfolio is to seek total return which exceeds that of the S&P 500® Index while the investment objective of the Substitute Portfolio is to seek long-term capital appreciation.  Both  portfolios invest in U.S. and foreign securities and neither portfolio is constrained by a specific style of investing (i.e., “growth” or “value”).  Both portfolios may invest in derivatives and ETFs, although derivatives are only a principal investment strategy for the Existing Portfolio.  Unlike the Existing Portfolio, which invests substantially all of its assets in derivatives related to common stocks, the Substitute Portfolio primarily invests in common stocks directly. Further, the Existing Portfolio has a principal investment strategy of investing in debt securities, including junk bonds, and preferred stock, while the Substitute Portfolio does not.

Principal Risks

The following chart indicates the principal risks associated with investing in the Genworth PIMCO StocksPLUS Fund and the Fidelity VIP Contrafund Portfolio that are identified in such fund’s most recent prospectus.

Type of Investment Risk	Genworth PIMCO StocksPLUS Fund (Existing Portfolio)	Fidelity VIP Contrafund Portfolio (Substitute Portfolio)
Stock Market Volatility	X	X
Foreign Exposure	X	X
Issuer-Specific Changes	X	X
Borrowing and Leverage	X
Call	X
Credit	X
Currency	X
Derivatives	X
Emerging Markets	X
Interest Rate	X
Mortgage-Backed Securities, Asset-Backed Securities and Corporate Bond	X
Risks of Large Shareholder Redemptions	X
Portfolio Turnover	X
Exchange-Traded Funds	X

Comparison of Principal Risks

Although a risk may not be identified as a principal risk of the Substitute Portfolio, the Substitute Portfolio may be subject to such risk to the same or greater extent than the Existing Portfolio or not at all.  Both the Existing Portfolio and the Substitute Portfolio are subject to the risks associated with investing in equity securities, including the securities of foreign and domestic issuers.  The Existing Portfolio is subject to a number of additional risks related to its principal investment strategy of investing in derivatives.  Although both portfolios may invest in ETFs, only the Existing Portfolio considers the risks associated with such investments to be a principal risk of the portfolio.  The risks of investing in debt securities and in emerging markets are only considered principal risks of the Existing Portfolio.  The Existing Portfolio is also subject to the principal risk of large shareholder redemptions due to the fact that two other Genworth funds may from time to time invest in and own or control a significant percentage of the Existing Portfolio’s shares.  Finally, portfolio turnover is considered to be a principal risk of the Existing Portfolio, although both portfolios may be subject to such risk.

For a detailed explanation of each principal risk associated with investing in the portfolios, please see the section titled “Explanation of Principal Risks.”

Genworth PYRAMIS® Small/Mid Cap Core Fund and Fidelity VIP Mid Cap Portfolio

Investment Objectives and Principal Investment Strategies

Genworth PYRAMIS® Small/Mid Cap Core Fund (Existing Portfolio)	Fidelity VIP Mid Cap Portfolio (Substitute Portfolio)
Investment Objective: Seeks long-term capital appreciation.	Investment Objective: Seeks long-term growth of capital.
Principal Investment Strategies:  Under normal circumstances, the Fund invests at least 80% of net assets, including borrowings for investment purposes, in equity securities of companies that have market capitalizations in the range of the companies in the Russell 2500™ Index at the time of the purchase.  The Fund may invest up to 20% of total assets in foreign securities.  The Fund also may invest in real estate investment trusts.
The Fund seeks to achieve its investment objective through an active, bottom-up, sector neutral investment discipline designed to deliver the subadvisor’s best ideas.  The subadvisor seeks to generate alpha (i.e., risk adjusted return) through stock selection rather than sector selection or market timing.  The Fund seeks to exploit pricing anomalies through in-house research from the subadvisor’s sector portfolio managers and fundamental research analysts whose in-depth knowledge of their respective sectors.  In addition, the subadvisor uses quantitative tools to monitor the Fund’s risk exposure.

The Fund will invest, either directly or indirectly, in common stocks and other securities with equity characteristics, including ADRs (American Depositary Receipts), typically issued by small- and mid-capitalization companies domiciled in the United States or exercising a prominent part of their economic activities in the United States.

Principal Investment Strategies: Normally investing primarily in common stocks.  Normally investing at least 80% of assets in securities of companies with medium market capitalizations (which, for purposes of this fund, are those companies with market capitalizations similar to companies in the Russell Midcap® Index or S&P MidCap 400® Index).  Potentially investing in companies with smaller or larger market capitalizations.  Investing in domestic and foreign issuers.  Investing in either “growth” stocks or “value” stocks or both.  Using fundamental factors such as each issuer’s financial condition and industry position, as well as market and economic conditions to select investments.

Comparison of Investment Objectives and Strategies

The investment objective of the Funds are substantially similar.  The investment objective of the Existing Portfolio is to seek long-term capital appreciation, while the investment objective of the Substitute Portfolio is to seek long-term capital growth.  Both portfolios invest in securities of domestic and foreign issuers.  The Existing Portfolio invests at least 80% of its net assets in equity securities, while the Substitute Portfolio invests at least 80% of its net assets in common stock.  While the Existing Portfolio invests in small- and mid-capitalization companies, the Substitute Portfolio focuses mainly on mid-capitalization companies.

Principal Risks

The following chart indicates the principal risks associated with investing in the Genworth PYRAMIS® Small/Mid Cap Core Fund and the Fidelity VIP Mid Cap Portfolio. that are identified in such fund’s most recent prospectus.

Type of Investment Risk	PYRAMIS® Small/Mid Cap Core Fund (Existing Portfolio)	Fidelity VIP Mid Cap Portfolio (Substitute Portfolio)
Stock Market Volatility	X	X
Foreign Exposure	X	X
Issuer-Specific Changes	X	X
Mid Cap Investing		X
Small- and Mid-Capitalization	X
Real Estate Investment Trust	X
Risk of Large Shareholder Redemptions	X

Comparison of Principal Risks

Although a risk may not be identified as a principal risk of the Substitute Portfolio, the Substitute Portfolio may be subject to such risk to the same or greater extent than the Existing Portfolio or not at all.  Both portfolios are subject to the risks associated with investing in equity securities of domestic and foreign issuers.  Although both portfolios are subject to the risks associated with investing in mid-capitalization issuers, the Existing Portfolio may invest to a greater extent in smaller-capitalization companies than does the Substitute Portfolio and therefore small-capitalization risk is a principal risk for the Existing Portfolio.  Only the Existing Portfolio is principally exposed to the risk associated with investing in real estate investment trusts.  The Existing Portfolio is subject to the principal risk of large shareholder redemptions due to the fact that other series of the Trust may from time to time invest in and own or control a significant percentage of the Existing Portfolio’s shares.

For a detailed explanation of each principal risk associated with investing in the portfolios, please see the section titled “Explanation of Principal Risks.”

Genworth Legg Mason ClearBridge Aggressive Growth Fund and Fidelity VIP Growth Stock Portfolio

Investment Objectives and Principal Investment Strategies

Genworth Legg Mason ClearBridge Aggressive Growth Fund (Existing Portfolio)	Fidelity VIP Growth Stock Portfolio (Substitute Portfolio)
Investment Objective: Seeks capital appreciation.	Investment Objective: Seeks capital appreciation.
Principal Investment Strategies:  The Fund invests primarily in common stocks of companies it believes are experiencing, or will experience, growth in earnings exceeding the average rate of earnings growth of the companies which comprise the S&P 500® Index.  The Fund employs a growth style, and may invest in the securities of large, well-known companies offering prospects of long-term earnings growth.  However, because higher earnings growth rates are often achieved by companies with small to mid-sized market capitalizations, a significant portion of the Fund’s assets may be invested in the securities of such companies.  The Fund considers a company with a market capitalization of less than $2 billion to be a small-cap company, and a company with a market capitalization of between $2 billion and $12 billion to be a mid-cap company.

Principal Investment Strategies: Normally investing at least 80% of assets in stocks.  Normally investing primarily in common stocks.  Investing in companies that Fidelity Management and Research Company (“FMR”) believes have above-average growth potential (stocks of these companies are often called “growth” stocks). Investing in domestic and foreign issuers. Using fundamental factors such as each issuer’s financial condition and industry position, as well as market and economic conditions to select investments.

The subadvisor emphasizes individual security selection while diversifying the Fund’s investments across industries, which may help to reduce risk.  The Fund focuses primarily, but not exclusively, on emerging growth companies that have passed their “start-up” phase and show positive earnings and the prospect of achieving significant profit gains beginning in the two to three years after the Fund acquires their stocks.  When evaluating an individual stock, the subadvisor generally considers whether the company may benefit from: new technologies, products or services; new cost reducing measures; changes in management; or favorable changes in government regulations.

The Fund may invest up to 25% of its net assets (at the time of investment) in foreign securities.  The Fund may invest directly in foreign securities or invest in depositary receipts.

The Fund may also invest in derivatives, such as futures and options on securities or securities indices, and options on such futures, to hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in stock market prices or interest rates, as a substitute for buying or selling securities, or as a cash flow management technique.
The Fund is non-diversified, which means it may invest a significant portion of its assets in a single issuer.

Comparison of Investment Objectives and Strategies

The Existing Portfolio and the Substitute Portfolio have the same investment objective, which is to seek capital appreciation.  Both portfolios invest primarily in common stocks with a focus on companies that their respective investment advisers believe to have growth potential.  Both portfolios invest in the securities of domestic and foreign issuers.  However, unlike the Substitute Portfolio, the Existing Portfolio is non-diversified and includes investing in derivatives as one of its principal investment strategies.

Principal Risks

The following chart indicates the principal risks associated with investing in the Genworth Legg Mason ClearBridge Aggressive Growth Fund and the Fidelity VIP Growth Stock Portfolio that are identified in such fund’s most recent prospectus.

Type of Investment Risk	Genworth Legg Mason ClearBridge Aggressive Growth Fund (Existing Portfolio)	Fidelity VIP Growth Stock Portfolio (Substitute Portfolio)
Stock Market Volatility	X	X
Foreign Exposure	X	X
Issuer-Specific Changes	X	X
Growth Investing	X	X

Derivatives	X
Interest Rate	X
Non-Diversification	X
Small- and Mid-Capitalization	X
Risks of Large Shareholder Redemptions	X

Comparison of Principal Risks

Although a risk may not be identified as a principal risk of the Substitute Portfolio, the Substitute Portfolio may be subject to such risk to the same or greater extent than the Existing Portfolio or not at all.  Both portfolios are exposed to similar risks with respect to investing in equity securities of foreign and domestic issuers.  Both portfolios are also subject to the risks associated with employing a “growth” investing style.  Unlike the Substitute Portfolio, the Existing Portfolio considers the risk associated with investing in derivatives to be principal risk of the portfolio.  The Existing Portfolio, unlike the Substitute Portfolio, is also subject to the additional risk associated with being non-diversified.  Interest rate risk and the risk associated with investing in smaller capitalization issuers are only considered principal risks of the Existing Portfolio.  Finally, the Existing Portfolio is subject to the principal risk of large shareholder redemptions due to the fact that other series of the Trust may from time to time invest in and own or control a significant percentage of the Existing Portfolio’s shares.

For a detailed explanation of each principal risk associated with investing in the portfolios, please see the section titled “Explanation of Principal Risks.”

Genworth Calamos Growth Fund and Fidelity VIP Growth Opportunities Portfolio

Investment Objectives and Principal Investment Strategies

Genworth Calamos Growth Fund (Existing Portfolio)	Fidelity VIP Growth Opportunities Portfolio (Substitute Portfolio)
Investment Objective: Seeks long-term capital growth.	Investment Objective: Seeks to provide capital growth.
Principal Investment Strategies:  The Fund invests primarily in equity securities issued by U.S. companies.  The Fund’s subadvisor invests using a growth style, and seeks out securities that, in the subadvisor’s opinion, offer the best opportunities for growth, provided such securities satisfy certain criteria.  The subadvisor uses quantitative screens to identify companies with high growth rates relative to their industry and screens for the ones whose growth appears to be sustainable, focusing on company fundamentals, such as return on capital.  The subadvisor then conducts a valuation analysis, using proprietary cash flow valuation models to assess overall price potential and determine expected returns.  The subadvisor utilizes risk management guidelines, with a focus on portfolio construction, including diversification and how individual securities may fit in the Fund’s overall portfolio.

Principal Investment Strategies: Normally investing primarily in common stocks.  Investing in companies that Fidelity Management and Research Company (“FMR”) believes have above-average growth potential (stocks of these companies are often called “growth” stocks).  Investing in domestic and foreign issuers.  Using fundamental factors such as each issuer’s financial condition and industry position, as well as market and economic conditions to select investments.

The Fund anticipates that substantially all of its portfolio will consist of equity securities of companies with large and mid-sized market capitalizations.  The subadvisor generally defines a large cap company to have a market capitalization in excess of $25 billion and a mid-sized company to have a market capitalization from $1 billion up to $25 billion. The Fund may invest up to 25% of its net assets in foreign securities.
When buying and selling securities, the subadvisor focuses on the issuer’s financial soundness, earnings and cash flow forecast and quality of management.  In constructing the Fund’s portfolio, the subadvisor seeks to manage the risks of investing in stocks by using a “top-down approach” of diversification by industry and company and also by focusing on macro-level investment themes.  This approach emphasizes an analysis of the economic factors that may affect the performance of certain sectors or industries within the securities markets generally, and how those factors may, in turn, affect the prices of individual securities.  The subadvisor performs proprietary fundamental analysis in addition to relying upon information from outside sources.

Comparison of Investment Objectives and Strategies

The investment objectives of the Existing Portfolio and the Substitute Portfolio are similar.  The Existing Portfolio seeks long-term capital growth while the Substitute Portfolio seeks capital growth.  The portfolios are also similar in that they both principally invest in companies that their respective investment advisers believe have above-average growth potential and both portfolios invest in the securities of domestic and foreign issuers.  However, while the Substitute Portfolio normally invests primarily in common stocks, the Existing Portfolio invests in equity securities more generally (i.e., its focus is not limited to common stocks).  Unlike the Substitute Portfolio, the Existing Portfolio includes investing in mid-capitalization companies as one of its principal investment strategies.

Principal Risks

The following chart indicates the principal risks associated with investing in the Genworth Calamos Growth Fund and the Fidelity VIP Growth Opportunities Portfolio that are identified in such fund’s most recent prospectus.

Type of Investment Risk	Genworth Calamos Growth Fund (Existing Portfolio)	Fidelity VIP Growth Opportunities Portfolio (Substitute Portfolio)
Stock Market Volatility	X	X
Foreign Exposure	X	X
Issuer-Specific Changes	X	X
Growth Investing	X	X
Mid-Capitalization	X
Risk of Large Shareholder Redemptions	X

Comparison of Principal Risks

Although a risk may not be identified as a principal risk of the Substitute Portfolio, the Substitute Portfolio may be subject to such risk to the same or greater extent than the Existing Portfolio or not at all.  Both portfolios are exposed to the same risks associated with investing in equity securities of foreign and domestic issuers.  Both portfolios are also subject to the risks associated with employing a growth style of investing as a principal investment strategy.  Only the Existing Portfolio considers the risks associated with investing in mid-capitalization issuers to be a principal risk.  The Existing Portfolio is subject to the principal risk of large shareholder redemptions due to the fact that other series of the Trust may from time to time invest in and own or control a significant percentage of the Existing Portfolio’s shares.

For a detailed explanation of each principal risk associated with investing in the portfolios, please see the section titled “Explanation of Principal Risks.”

Genworth Enhanced International Index Fund and Fidelity VIP Contrafund Portfolio

Investment Objectives and Principal Investment Strategies

Genworth Enhanced International Index Fund (Existing Portfolio)	Fidelity VIP Contrafund Portfolio (Substitute Portfolio)
Investment Objective: Seeks to outperform the Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) while maintaining a market level of risk.	Investment Objective: Seeks long-term capital appreciation.
Principal Investment Strategies:  Under normal circumstances, the Fund invests at least 80% of its net assets in exchange-traded securities of other investment companies (exchange-traded funds or “ETFs”) that invest substantially all of their assets in equity securities of foreign companies (i.e., foreign securities) and other open-end investment companies that utilize a “passive” or “indexing” investment approach in an attempt to approximate the investment performance of a benchmark index (“Index Funds”). The Fund may invest in funds that invest in securities of companies of any size located in developed and emerging markets throughout the world. The Fund invests its assets in ETFs and Index Funds in accordance with weightings determined by The Advisor and generally will be diversified among various geographic regions. The ETFs and Index Funds in which the Fund may invest are referred to herein as the “Underlying Funds.”

Principal Investment Strategies: Normally investing primarily in common stocks.  Investing in securities of companies whose value Fidelity Management and Research Company (“FMR”) believes is not fully recognized by the public. Investing in domestic and foreign issuers.  Allocating the fund’s assets across different market sectors (at present, consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, telecom services, and utilities), using different Fidelity managers.  Investing in either “growth” stocks or “value” stocks or both.  Using fundamental analysis of factors such as each issuers financial condition and industry position, as well as market and economic conditions to select investments.

The Advisor believes that investing in ETFs and Index Funds provides the Fund with a cost-effective means of creating a portfolio that provides investors with exposure to a broad range of international equity securities.  Generally, each Underlying Fund in which the Fund invests seeks to track a securities index or a basket of securities that an “index provider” (such as Standard & Poor’s, Russell or MSCI) selects as representative of a market, market segment, industry sector, country or geographic region. An Underlying Fund’s portfolio generally holds the same stocks or bonds as the index it tracks (or it may hold a representative sample of such securities). Accordingly, each Underlying Fund is designed so that its performance will correspond closely with that of the index it tracks. By investing in the Fund, you will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests in addition to the Fund’s direct fees and expenses.

The Advisor attempts to achieve the Fund’s objective by overweighting those Underlying Funds that the Advisor believes will outperform the Fund’s benchmark index, which is the MSCI EAFE Index.   In selecting the Underlying Funds, the Advisor analyzes many factors, including the Underlying Funds’ investment objectives, total return, portfolio holdings, volatility and expenses, as well as quantitative and qualitative data regarding the market segments represented in the Underlying Funds’ portfolio of investments.  The Advisor believes that by overweighting certain segments of the benchmark index (e.g., country, region, capitalization, growth, or value) outperformance of the index may be achieved.  The Fund’s allocations are reviewed by the Advisor periodically and may be adjusted as the market and economic outlook changes.

The Fund is diversified, which means that, although it holds securities issued by a relatively small number of Underlying Funds and may invest a significant portion of its assets in any one Underlying Fund, its assets are diversified through indirect investment in the Underlying Funds’ portfolios of securities.

Comparison of Investment Objectives and Strategies

The Existing Portfolio’s investment objective is to outperform the MSCI EAFE Index while maintaining a market level of risk, while the Substitute Portfolio’s investment objective is to seek long-term capital appreciation.  While the Substitute Portfolio invests primarily in common stocks, the Existing Portfolio invests at least 80% of its assets in other investment companies (ETFs and index funds).  Both portfolios invest, directly or indirectly, in securities of foreign and domestic issuers.

Principal Risks

The following chart indicates the principal risks associated with investing in the Genworth Enhanced International Index Fund and the Fidelity VIP Contrafund Portfolio that are identified in such fund’s most recent prospectus.

Type of Investment Risk	Genworth Enhanced International Index Fund (Existing Portfolio)	Fidelity VIP Contrafund Portfolio (Substitute Portfolio)
Stock Market Volatility	X	X
Foreign Exposure	X	X
Issuer-Specific Changes	X	X
Fund of Funds	X
Management	X
Exchange-Traded Funds	X
Index Funds	X
Emerging Markets	X
Risks of Large Shareholder Redemptions	X

Comparison of Principal Risks

Although a risk may not be identified as a principal risk of the Substitute Portfolio, the Substitute Portfolio may be subject to such risk to the same or greater extent than the Existing Portfolio or not at all.  Both portfolios are subject to the risks associated with investing, directly or indirectly, in equity securities and in the securities of domestic and foreign issuers.  Only the Existing Portfolio considers the risk associated with investing in emerging markets to be a principal risk of the Fund.  Furthermore, the Existing Portfolio is subject to additional risks borne by funds that employ a principal strategy of investing in other underlying investment companies.  Finally, the Existing Portfolio is subject to the principal risk of large shareholder redemptions due to the fact that other series of the Trust may from time to time invest in and own or control a significant percentage of the Existing Portfolio’s shares.

For a detailed explanation of each principal risk associated with investing in the portfolios, please see the section titled “Explanation of Principal Risks.”

Genworth Goldman Sachs Enhanced Core Bond Index Fund and Fidelity VIP Investment Grade Bond Portfolio

Investment Objectives and Principal Investment Strategies

Genworth Goldman Sachs Enhanced Core Bond Index Fund (Existing Portfolio)	Fidelity VIP Investment Grade Bond Portfolio (Substitute Portfolio)
Investment Objective: Seeks to outperform the total return performance of the Barclays Capital U.S. Aggregate Bond Index (the “Bond Index”) while maintaining a risk level commensurate with the Bond Index.
Investment Objective: Seeks as high a level of current income as is consistent with the preservation of capital.
Principal Investment Strategies:  Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities represented in the Bond Index.  The Bond Index measures the performance of the U.S. investment grade bond market and includes investment grade government securities, government agency securities, supranational securities, corporate bonds, mortgage-backed securities and asset-backed securities that are publicly offered for sale in the United States.  As of the date of this Prospectus, the securities in the Bond Index must have at least $250 million of outstanding face value; have at least one year remaining to maturity; be denominated in U.S. dollars; and be fixed rate.

Principal Investment Strategies: Normally investing at least 80% of assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities.  Managing the Fund to have similar interest rate risk to the Barclays Capital U.S. Aggregate Bond Index.  Allocating assets across different market sectors and maturities.  Investing in domestic and foreign issuers.  Analyzing the credit quality of the issuer, security-specific features, current and potential future valuation, and trading opportunities to select investments.  Potentially investing in lower-quality debt securities.  Engaging in transactions that have a leveraging effect on the Fund, including investments in derivatives – such as swaps (interest rate, total return, and credit default) and futures contracts and forward-settling securities to adjust the Fund’s risk exposure.  Investing in Fidelity’s central funds (specialized investment vehicles used by Fidelity to invest in particular security types or investment disciplines).

The subadvisor attempts to achieve the Fund’s investment objective by forming a portfolio that holds a range of securities which in the aggregate may deviate from the major characteristics of the Bond Index (e.g., industry/sector weightings, credit quality, duration).  In constructing the portfolio from the Bond Index, the subadvisor seeks to select those individual securities in the Bond Index that it believes will outperform the Bond Index as a whole. The Fund may also invest up to 20%, calculated at the time of investment, of its net assets in cash, high quality liquid short term investments and securities that may not be included in the Bond Index, including when-issued/delayed delivery securities and exchange-traded bond futures.

Comparison of Investment Objectives and Strategies

The investment objective of the Existing Portfolio is to outperform the total return performance of the Barclays Capital U.S. Aggregate Bond Index (the “Bond Index”) while maintaining a risk level commensurate with the Bond Index.  The investment objective of the Substitute Portfolio is more general in that it seeks as high a level of current income as is consistent with the preservation of capital.  The Existing Portfolio invests at least 80% of its net assets in fixed income securities represented in the Bond Index (which is comprised of investment grade bonds), while the Substitute Portfolio invests at least 80% of its net assets in investment-grade debt securities and repurchase agreements for those securities.  The Funds are further similar in that the Substitute Portfolio’s investment adviser manages the Fund to have similar interest rate risk to the Barclays Capital U.S. Aggregate Bond Index, while the Existing Portfolio invests in securities represented by the same index.

Principal Risks

The following chart indicates the principal risks associated with investing in the Genworth Goldman Sachs Enhanced Core Bond Index Fund and the Fidelity VIP Investment Grade Bond Portfolio that are identified in such fund’s most recent prospectus.

Type of Investment Risk	Genworth Goldman Sachs Enhanced Core Bond Index Fund (Existing Portfolio)	Fidelity VIP Investment Grade Bond Portfolio (Substitute Portfolio)
Interest Rate Changes	X	X
Foreign Exposure		X
Prepayment	X	X
Issuer-Specific Changes	X	X
Call	X
Credit	X
Index Subset	X
Government Agency Securities	X
Risks of Large Shareholder Redemptions	X
Mortgage-Backed and Asset-Backed Securities	X
Corporate Bonds and Loans	X

Comparison of Principal Risks

Although a risk may not be identified as a principal risk of the Substitute Portfolio, the Substitute Portfolio may be subject to such risk to the same or greater extent than the Existing Portfolio or not at all.  Both portfolios are subject to the risks associated with investing in debt securities.  Only the Substitute Portfolio considers foreign exposure to be a principal risk.  Only the Existing Portfolio considers the risks associated with investing in government agency securities, mortgage-backed and asset backed securities and corporate bonds and loans to be principal risks of the portfolio.   Because the Existing Portfolio tracks an index, it is subject to the risk that the performance of its portfolio will deviate from (by underperforming or outperforming) that of the index that it attempts to track.  Finally, the Existing Portfolio is subject to the principal risk of large shareholder redemptions due to the fact that other services of the Trust may from time to time invest in and own or control a significant percentage of the Existing Portfolio’s shares.

For a detailed explanation of each principal risk associated with investing in the portfolios, please see the section titled “Explanation of Principal Risks.”

Genworth Eaton Vance Large Cap Value Fund and Fidelity VIP Equity-Income Portfolio

Investment Objectives and Principal Investment Strategies

Genworth Eaton Vance Large Cap Value Fund (Existing Portfolio)	Fidelity VIP Equity-Income Portfolio (Substitute Portfolio)
Investment Objective: Seeks total return.
Investment Objective: Seeks reasonable income.  Will also consider the potential for capital appreciation.  The fund’s goal is to achieve a yield which exceeds the composite yield on the securities composing the S&P 500® Index.

Principal Investment Strategies:  The Fund invests primarily in value stocks of large-cap companies.  Value stocks are common stocks that, in the opinion of the subadvisor, are inexpensive or undervalued relative to the overall stock market.  Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of large-cap companies.  The Fund generally considers large-cap companies to be those companies having market capitalizations equal to or greater than the median market capitalization of companies included in the Russell 1000® Value Index.  As of February 28, 2011, the market capitalization of the largest company in the Russell 1000® Value Index was approximately $431 billion, and the market capitalization of the smallest company in the index was approximately $204 million.

Principal Investment Strategies: Normally investing at least 80% of assets in equity securities.  Normally investing primarily in income-producing equity securities, which tends toward investments in large cap “value” stocks.  Potentially investing in other types of equity securities and debt securities, including lower-quality debt securities.  Investing in domestic and foreign issuers.  Using fundamental analysis of factors such as each issuers financial condition and industry position, as well as market and economic conditions to select investments.

The Fund typically invests in dividend-paying stocks.  The Fund also may invest a portion of its assets in real estate investment trusts, fixed income securities, high yield bonds (commonly referred to as “junk bonds”) and/or convertible securities that are, at the time of investment, rated Baa or lower by Moody’s, or BBB or lower by S&P.  The Fund may also invest in non-income producing stocks.

Investment decisions are made primarily on the basis of fundamental research.  The subadvisor may consider (among other factors) a company’s earnings or cash flow capabilities, dividend prospects, financial strength, growth potential, the strength of the company’s business franchises and management team, sustainability of a company’s competitiveness, and estimates of a company’s net value when selecting securities.  The subadvisor may sell a security when the subadvisor’s price objective for the security is reached, the fundamentals of the company deteriorate, a security’s price falls below acquisition cost or to pursue more attractive investment options.

The Fund’s holdings will typically represent a number of different sectors and industries, and less than 25% of the Fund’s total assets will be invested in any single industry.  The Fund may invest up to 25% of its total assets in foreign securities, some of which may be located in emerging market countries.  As an alternative to holding foreign securities directly, the Fund may invest in U.S. dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the over-the-counter market (including depositary receipts which evidence ownership in underlying foreign stocks).  Such investments are not subject to the Fund’s 25% limitation on investing in foreign securities.

Comparison of Investment Objectives and Strategies

The investment objective of the Existing Portfolio is to seek total return, while the investment objective of the Substitute Portfolio is to seek reasonable income.  However, the Substitute Portfolio will also consider the potential for capital appreciation.  The Existing Portfolio normally invests at least 80% of its assets in equity securities of large-cap companies, while the Substitute Portfolio normally invests at least 80% of its assets in equity securities.  The Funds each typically invest in income-producing equity securities.  Both portfolios invest in domestic and foreign issuers and both portfolios employ an investment style that focuses on “value” stocks.  Unlike the Substitute Portfolio, the Existing Portfolio considers investing in junk bonds as one of its principal investment strategies.

Principal Risks

The following chart indicates the principal risks associated with investing in the Genworth Eaton Vance Large Cap Value Fund and the Fidelity VIP Equity-Income Portfolio that are identified in such fund’s most recent prospectus.

Type of Investment Risk	Genworth Eaton Vance Large Cap Value Fund (Existing Portfolio)	Fidelity VIP Equity-Income Portfolio (Substitute Portfolio)
Stock Market Volatility	X	X
Interest Rate Changes	X	X
Foreign Exposure	X	X
Issuer-Specific Changes	X	X
Value Investing	X	X
Emerging Markets	X
Credit	X
Real Estate Investment Trust	X
Risks of Large Shareholder Redemptions	X

Comparison of Principal Risks

Although a risk may not be identified as a principal risk of the Substitute Portfolio, the Substitute Portfolio may be subject to such risk to the same or greater extent than the Existing Portfolio or not at all.  Both the Existing Portfolio and the Substitute Portfolio are subject to the risks associated with investing in equity securities of domestic and foreign issuers.  Both portfolios are also subject to the risk associated with employing a value investing style.  Only the Existing Portfolio considers the risks of investing in emerging markets and real estate investment trusts to be principal risks of the Fund.  Finally, the Existing Portfolio is subject to the principal risk of large shareholder redemptions due to the fact that other series of the Trust funds may from time to time invest in and own or control a significant percentage of the Existing Portfolio’s shares.

For a detailed explanation of each principal risk associated with investing in the portfolios, please see the section titled “Explanation of Principal Risks.”

Genworth Davis NY Venture Fund and Fidelity VIP Equity-Income Portfolio

Investment Objectives and Principal Investment Strategies

Genworth Davis NY Venture Fund (Existing Portfolio)	Fidelity VIP Equity-Income Portfolio (Substitute Portfolio)
Investment Objective: Seeks long-term growth of capital.
Investment Objective: Seeks reasonable income.  Will also consider the potential for capital appreciation.  The fund’s goal is to achieve a yield which exceeds the composite yield on the securities composing the S&P 500® Index.

Principal Investment Strategies:  Under normal circumstances, the Fund invests the majority of its assets in equity securities issued by large companies with market capitalizations of at least $10 billion.  The subadvisor seeks to identify businesses that possess characteristics it believes foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages.  The subadvisor aims to invest in such businesses when they are trading at discounts to their intrinsic worth.  The subadvisor may make such investments when a company becomes the center of controversy after receiving adverse media attention.

Principal Investment Strategies: Normally investing at least 80% of assets in equity securities.  Normally investing primarily in income-producing equity securities, which tends toward investments in large cap “value” stocks.  Potentially investing in other types of equity securities and debt securities, including lower-quality debt securities.  Investing in domestic and foreign issuers.  Using fundamental analysis of factors such as each issuers financial condition and industry position, as well as market and economic conditions to select investments.

The subadvisor selects companies with the intention of owning their stocks for the long term.  The subadvisor considers selling securities if it believes the stock’s market price exceeds the subadvisor’s estimates of intrinsic value, or if the ratio of the risks to rewards of continuing to own the company is no longer attractive.

The Fund may invest a significant portion of its assets in securities of issuers in the financial services sector (which includes, for example, the banking, brokerage and insurance industries), which may subject the Fund to certain risks that tend to be more prevalent in that sector. The Fund has the ability to invest a limited portion of its assets in companies of any size, to invest in foreign securities and to invest in fixed income securities.  The Fund may also purchase other kinds of securities, engage in active trading (which would increase portfolio turnover and related transaction costs) or employ other investment strategies that are not principal investment strategies if, in the subadvisor’s judgment, the securities, trading or investment strategies are appropriate.  Factors that the subadvisor considers in pursuing these other strategies include whether the strategies (i) would be consistent with shareholders’ reasonable expectations; (ii) would assist the Fund in pursuing its investment objective; (iii) are consistent with the Fund’s investment strategy; (iv) would cause the Fund to violate any of its investment restrictions; or (v) would materially change the Fund’s risk profile as described in the Fund’s prospectus and Statement of Additional Information, as amended from time to time.

Comparison of Investment Objectives and Strategies

The investment objective of the Existing Portfolio is to seek long-term growth of capital, while the investment objective of the Substitute Portfolio is to seek reasonable income.  However, the Substitute Portfolio will also consider the potential for capital appreciation.  The portfolios are similar in that the Existing Portfolio normally invests a majority of its assets in equity securities issued by large companies, while the Substitute Portfolio normally invests at least 80% of its assets in equity securities.  Both portfolios employ a “value” style of investing.  The Existing Portfolio may as a principal investment strategy invest a significant portion of its assets in securities of issuers in the financial services sector.

Principal Risks

The following chart indicates the principal risks associated with investing in the Genworth Davis NY Venture Fund and the Fidelity VIP Equity-Income Portfolio that are identified in such fund’s most recent prospectus.

Type of Investment Risk	Genworth Davis NY Venture Fund (Existing Portfolio)	Fidelity VIP Equity-Income Portfolio (Substitute Portfolio)
Stock Market Volatility	X	X
Interest Rate Changes	X	X
Foreign Exposure	X	X
Issuer-Specific Changes	X	X
Value Investing	X	X
Credit	X
Financial Services Sector	X
Risks of Large Shareholder Redemptions	X

Comparison of Principal Risks

Although a risk may not be identified as a principal risk of the Substitute Portfolio, the Substitute Portfolio may be subject to such risk to the same or greater extent than the Existing Portfolio or not at all.  Both portfolios are subject to the risks associated with investing in debt and equity securities, securities of foreign issuers and the risk associated with employing a “value” style of investing.  Only the Substitute Portfolio considers the risk associated with investing in the financial services sector to be a principal risk of the portfolio.  Only the Existing Portfolio is subject to the principal risk of large shareholder redemptions due to the fact that other series of the Trust may from time to time invest in and own or control a significant percentage of the Existing Portfolio’s shares.

For a detailed explanation of each principal risk associated with investing in the portfolios, please see the section titled “Explanation of Principal Risks.”

Genworth 40/60 Index Allocation Fund and Fidelity VIP FundsManager 50% Portfolio

Investment Objectives and Principal Investment Strategies

Genworth 40/60 Index Allocation Fund (Existing Portfolio)	Fidelity VIP FundsManager 50% Portfolio (Substitute Portfolio)
Investment Objective: Seeks long-term capital appreciation and current income, with a greater emphasis on income.	Investment Objective: Seeks high total return.
Principal Investment Strategies:  The Fund operates as a fund of funds and under normal circumstances invests approximately 60% of its total assets in other investment companies and exchanged-traded funds (“Underlying Funds”) that invest primarily in fixed income securities (the “Fixed Income Allocation”) and approximately 40% of its total assets in Underlying Funds that invest primarily in equity securities (the “Equity Allocation”).

The Advisor will generally invest the Fund’s assets in a portfolio of Underlying Funds (including exchange-traded funds or “ETFs”) that utilize a “passive” or “indexing” investment approach in an attempt to approximate the investment performance of each Underlying Fund’s benchmark index.

Principal Investment Strategies: Normally investing in a combination of underlying Fidelity retail and Variable Insurance Products (“VIP”) funds (“underlying Fidelity Funds”).  The Fund uses a target asset allocation of approximately 50% in equity funds (35% domestic equity funds, 15% international equity funds), 40% fixed-income funds and 10% money market funds.

Actively managing underlying Fidelity fund holdings to achieve portfolio characteristics similar to the VIP FundsManager 50% Composite Index, which is a hypothetical representation of the performance of the asset classes in which the underlying Fidelity Funds invest, based on combinations of the following unmanaged indices: Dow Jones U.S. Total Stock Market IndexSM (equities); MSCI® EAFE® (Europe, Australia, Far East) Index (international equities); Barclays Capital® U.S. Aggregate Bond Index (bonds); and Barclays Capital® U.S. 3-Month Treasury Bellwether Index (short-term investments).
Using both proprietary fundamental and quantitative fund research, considering factors including fund performance, a fund manager’s experience and investment style, and fund characteristics such as expense ratio, asset size, and portfolio turnover to select underlying funds.

The Fixed Income Allocation will generally be invested in Underlying Funds that attempt to replicate the performance of certain broad fixed income market indexes that hold U.S. traded investment grade fixed income securities, such as the Barclays Capital U.S. Aggregate Bond Index or more narrow fixed income markets indexes, such as the U.S. Treasury Index.  Within the Fixed Income Allocation, the Underlying Funds may invest in a broad range of investment grade U.S. fixed income instruments, including government securities, government agency securities, supranational securities, corporate bonds, mortgage-backed securities and asset-backed securities.  Within the Fixed Income Allocation, the Advisor selects the Underlying Funds and the percentage allocation to be invested in specific Underlying Funds.  The Advisor may from time to time change the allocation of specific Underlying Funds or rebalance the Fixed Income Allocation.

The Equity Allocation will generally be invested in Underlying Funds that attempt to replicate the investment performance of certain equity market indexes, such as the S&P 500® Index or the Russell 2000® Index.  Within the Equity Allocation, the Underlying Funds may hold a broad range of equity securities, including small, middle and large market capitalization stocks; domestic and foreign securities (some of which may be located in emerging market countries); and growth stocks or value stocks.

For the Equity Allocation, the Advisor establishes allocation ranges for particular equity asset sub-classes and then the Advisor selects a target allocation within each equity asset sub-class, the selection of which determines the percentage of the Fund’s assets that will be allocated to each such Underlying Fund.  The Advisor reviews the target allocations among both asset sub-classes and Underlying Funds on a routine basis.  The Advisor may make changes to the allocation ranges from time to time as appropriate in order to achieve the Fund’s investment objective.  The current allocation ranges established by the Advisor are: U.S. Large Capitalization (15%-25%), U.S. Mid Capitalization (0%-10%), U.S. Small Capitalization (0-10%), International Mid/Large Capitalization (0%-10%).  The Fund reserves the right to change the equity asset sub-classes allocation ranges at any time and without notice.

Day-to-day market activity may cause the Fund’s actual allocations to deviate from the stated equity/fixed income allocation, from the allocation ranges for equity sub-classes, or from the Advisor’s desired target allocation within a range or to a particular Underlying Fund.  It is anticipated that deviations from the equity/fixed income allocation will normally not exceed 10%, although the Fund may deviate temporarily from its asset allocation targets for defensive purposes.  The Advisor monitors the Fund’s holdings and manages daily cash flows in a manner designed to maintain desired target allocations.  The Advisor also may, from time to time, rebalance the Fund’s holdings of Underlying Funds to bring the actual allocations back to the desired target allocations applicable at that time.  The Advisor takes a long-term investment approach for the Fund and may not change target allocations in response to short-term market conditions.
The Fund is diversified, which means that, although it holds securities issued by a relatively small number of Underlying Funds and may invest a significant portion of its assets in any one Underlying Fund, its assets are diversified through indirect investment in the Underlying Funds’ portfolios of securities.

Comparison of Investment Objectives and Strategies

The Existing Portfolio’s investment objective is to seek long-term capital appreciation and current income, with a greater emphasis on income, while the Substitute Portfolio’s investment objective is to seek high total return.  Both portfolios operate as funds of funds, meaning they invest substantially all of their assets in underlying investment companies.  The portfolios generally invest in underlying funds that are similar, but in different allocations and with the additional distinction that the Substitute Portfolio also invests in money market funds.  While the Existing Portfolio invests approximately 60% of its assets in underlying funds that invest primarily in fixed income securities, the Substitute Portfolio invests approximately 40% of its assets in such funds.   While the Existing portfolio invests approximately 40% of its assets in underlying funds that invest primarily in equity securities, the Substitute Portfolio invests approximately 50% of its assets in such funds, with approximately 10% of its assets invested in money market funds.

Principal Risks

The following chart indicates the principal risks associated with investing in the Genworth 40/60 Index Allocation Fund and the Fidelity VIP FundsManager 50% Portfolio that are identified in such fund’s most recent prospectus.

Type of Investment Risk	Genworth 40/60 Index Allocation Fund (Existing Portfolio)	Fidelity VIP FundsManager 50% Portfolio (Substitute Portfolio)
Investing in Other Funds	X	X
Stock Market Volatility	X	X
Interest Rate Changes	X	X
Foreign Exposure	X	X
Geographic Exposure		X
Industry Exposure		X
Prepayment		X
Issuer-Specific Changes		X
Leverage		X
Commodity-Linked Investing		X
Management	X
Exchange-Traded Funds	X
Equity and Fixed Income	X
Index Funds	X
Value Investment	X
Growth Investment	X
Small- and Mid-Capitalization	X
Emerging Markets	X
Mortgage and Asset-Backed Securities and Corporate Bond	X

Comparison of Principal Risks

Although a risk may not be identified as a principal risk of the Substitute Portfolio, the Substitute Portfolio may be subject to such risk to the same or greater extent than the Existing Portfolio or not at all.  Both portfolios are subject to the same risks associated with operating in a fund of funds structure.  Both portfolios are indirectly subject to a number of risks through their investment in underlying funds, including the risks involved with investing in equity and fixed income securities and the risks associated with investing in foreign issuers.  Although the portfolios are subject to similar risks, their degrees of exposure to each type of risk will differ according to the respective allocations set by each respective portfolio.  Because of the different percentages of assets allocated to underlying equity funds and underlying fixed income funds, the Existing Portfolio might more exposed to the risks associated with underlying funds that invest primarily in equity securities, while the Substitute Portfolio might be more exposed to the risks associated with underlying funds that invest primarily in fixed income securities.

For a detailed explanation of each principal risk associated with investing in the portfolios, please see the section titled “Explanation of Principal Risks.”

Genworth 60/40 Index Allocation Fund and Fidelity VIP FundsManager 60% Portfolio

Investment Objectives and Principal Investment Strategies

Genworth 60/40 Index Allocation Fund (Existing Portfolio)	Fidelity VIP FundsManager 60% Portfolio (Substitute Portfolio)
Investment Objective: Seeks long-term capital appreciation and current income, with a greater emphasis on capital appreciation.	Investment Objective: Seeks high total return.
Principal Investment Strategies:  The Fund operates as a fund of funds and under normal circumstances invests approximately 60% of its total assets in other investment companies and exchange-traded funds (“Underlying Funds”) that invest primarily in equity securities (the “Equity Allocation”) and approximately 40% of its total assets in Underlying Funds that invest primarily in fixed income securities (the “Fixed Income Allocation”).

Principal Investment Strategies: Normally investing in a combination of underlying Fidelity Funds using a target asset allocation of approximately 60% in equity funds (42% domestic equity funds, 18% international equity funds), 35% fixed-income funds and 5% money market funds.

Actively managing underlying Fidelity fund holdings to achieve portfolio characteristics similar to the VIP Funds Manager 60% Composite Index, which is a hypothetical representation of the performance of the asset classes in which the underlying Fidelity Funds invest, based on combinations of the following unmanaged indices: Dow Jones U.S. Total Stock Market IndexSM (equities); MSCI® EAFE® (Europe, Australia, Far East) Index (international equities); Barclays Capital® U.S. Aggregate Bond Index (bonds); and Barclays Capital® U.S. 3-Month Treasury Bellwether Index (short-term investments).
 Using both proprietary fundamental and quantitative fund research, considering factors including fund performance, a fund manager’s experience and investment style, and fund characteristics such as expense ratio, asset size, and portfolio turnover to select underlying funds.

The Advisor will generally invest the Fund’s assets in a portfolio of Underlying Funds (including exchange-traded funds or “ETFs”) that utilize a “passive” or “indexing” investment approach in an attempt to approximate the investment performance of each Underlying Fund’s benchmark index.

The Fixed Income Allocation will generally be invested in Underlying Funds that attempt to replicate the performance of certain broad fixed income market indexes that hold U.S. traded investment grade fixed income securities, such as the Barclays Capital U.S. Aggregate Bond Index or more narrow fixed income markets indexes, such as the U.S. Treasury Index.  Within the Fixed Income Allocation, the Underlying Funds may invest in a broad range of investment grade U.S. fixed income instruments, including government securities, government agency securities, supranational securities, corporate bonds, mortgage-backed securities and asset-backed securities.  Within the Fixed Income Allocation, the Advisor selects the Underlying Funds and the percentage allocation to be invested in specific Underlying Funds.  The Advisor may from time to time change the allocation of specific Underlying Funds or rebalance the Fixed Income Allocation.

The Equity Allocation will generally be invested in Underlying Funds that attempt to replicate the investment performance of certain equity market indexes, such as the S&P 500® Index or the Russell 2000® Index.  Within the Equity Allocation, the Underlying Funds may hold a broad range of equity securities, including small, middle and large market capitalization stocks; domestic and foreign securities (some of which may be located in emerging market countries); and growth stocks or value stocks.

For the Equity Allocation, the Advisor establishes allocation ranges for particular equity asset sub-classes and then the Advisor selects a target allocation within each equity asset sub-class, the selection of which determines the percentage of the Fund’s assets that will be allocated to each such Underlying Fund.  The Advisor reviews the target allocations among both asset sub-classes and Underlying Funds on a routine basis.  The Advisor may make changes to the allocation ranges from time to time as appropriate in order to achieve the Fund’s investment objective.  The current allocation ranges established by the Advisor are: U.S. Large Capitalization (25%-35%), U.S. Mid Capitalization (5%-15%), U.S. Small Capitalization (5%-15%), International Mid/Large Capitalization (5%-15%).  The Fund reserves the right to change the equity asset sub-classes allocation ranges at any time and without notice.

Day-to-day market activity may cause the Fund’s actual allocations to deviate from the stated equity/fixed income allocation, from the allocation ranges for equity sub-classes, or from the Advisor’s desired target allocation within a range or to a particular Underlying Fund.  It is anticipated that deviations from the equity/fixed income allocation will normally not exceed 10%, although the Fund may deviate temporarily from its asset allocation targets for defensive purposes.  The Advisor monitors the Fund’s holdings and manages daily cash flows in a manner designed to maintain desired target allocations.  The Advisor also may, from time to time, rebalance the Fund’s holdings of Underlying Funds to bring the actual allocations back to the desired target allocations applicable at that time.  The Advisor takes a long-term investment approach for the Fund and may not change target allocations in response to short-term market conditions.

The Fund is diversified, which means that, although it holds securities issued by a relatively small number of Underlying Funds and may invest a significant portion of its assets in any one Underlying Fund, its assets are diversified through indirect investment in the Underlying Funds’ portfolios of securities.

Comparison of Investment Objectives and Strategies

The Existing Portfolio’s investment objective is to seek long-term capital appreciation and current income, with a greater emphasis on capital appreciation, while the Substitute Portfolio’s investment objective is to seek high total return.  Both portfolios operate as funds of funds, meaning they invest substantially all of their assets in underlying investment companies.  The portfolios generally invest in underlying funds that are similar, in similar allocations.  However, the Substitute Portfolio also invests in money market funds.  Both portfolios invest approximately 60% of their respective assets in underlying funds that invest primarily in equity securities.   The Existing portfolio invests approximately 40% of its assets in underlying funds that invest primarily in fixed income securities, while the Substitute Portfolio invests approximately 35% of its assets in such funds with the remaining 5% of its assets invested in money market funds.

Principal Risks

The following chart indicates the principal risks associated with investing in the Genworth 60/40 Index Allocation Fund and the Fidelity VIP FundsManager 60% Portfolio that are identified in such fund’s most recent prospectus.

Type of Investment Risk	Genworth 60/40 Index Allocation Fund (Existing Portfolio)	Fidelity VIP FundsManager 60% Portfolio (Substitute Portfolio)
Investing in Other Funds	X	X
Stock Market Volatility	X	X
Interest Rate Changes	X	X
Foreign Exposure	X	X
Geographic Exposure		X
Industry Exposure		X
Prepayment		X
Issuer-Specific Changes		X
Leverage		X
Commodity-Linked Investing		X
Management	X
Exchange-Traded Funds	X
Equity and Fixed Income	X
Index Funds	X
Value Investment	X
Growth Investment	X
Small- and Mid-Capitalization	X
Emerging Markets	X
Mortgage and Asset-Backed Securities and Corporate Bond	X

Comparison of Principal Risks

Although a risk may not be identified as a principal risk of the Substitute Portfolio, the Substitute Portfolio may be subject to such risk to the same or greater extent than the Existing Portfolio or not at all.  Both portfolios are subject to the same risks associated with operating in a fund of funds structure.  Both portfolios are indirectly subject to a number of risks through their investment in underlying funds, including the risks involved with investing in equity and fixed income securities and the risks associated with investing in foreign issuers.

For a detailed explanation of each principal risk associated with investing in the portfolios, please see the section titled “Explanation of Principal Risks.”

Genworth Growth Allocation Fund and Fidelity VIP FundsManager 60% Portfolio

Investment Objectives and Principal Investment Strategies

Genworth Growth Allocation Fund (Existing Portfolio)	Fidelity VIP FundsManager 60% Portfolio (Substitute Portfolio)
Investment Objective: Seeks long-term capital appreciation and current income, with a greater emphasis on capital appreciation.	Investment Objective: Seeks high total return.
Principal Investment Strategies:  The Fund operates as a fund of funds and under normal circumstances invests approximately 70% of its total assets in other investment companies and exchange-traded funds (“Underlying Funds”) that invest primarily in equity securities (the “Equity Allocation”) and approximately 30% of its total assets in Underlying Funds that invest primarily in fixed income securities (the “Fixed Income Allocation”).  The Advisor determines the percentage allocations between asset classes, and selects the Underlying Funds within asset classes based on fundamental analysis of current economic and market conditions, and the Underlying Funds’ investment strategies, risks and historical performance.

Some of the Underlying Funds selected by the Advisor will be actively managed, and others will be managed using a passive indexing approach that attempts to replicate the investment performance of a securities index representative of a market, market segment, industry sector, country or geographic region.  The Fund may also invest in Underlying Funds that use an enhanced indexing approach that emphasizes certain segments of the index (e.g., capitalization ranges, growth or value) or performs security selection within the index to seek additional return.

Within the Fixed Income Allocation, the Underlying Funds may invest in a broad range of U.S. traded investment grade fixed income instruments, including government securities, government agency securities, supranational securities, corporate bonds, mortgage-backed securities and asset-backed securities.  The Advisor expects to allocate a substantial percentage of the Fixed Income Allocation to the Genworth Goldman Sachs Enhanced Core Bond Index Fund.

Principal Investment Strategies: Normally investing in a combination of underlying Fidelity Funds using a target asset allocation of approximately 60% in equity funds (42% domestic equity funds, 18% international equity funds), 35% fixed-income funds and 5% money market funds.

Actively managing underlying Fidelity fund holdings to achieve portfolio characteristics similar to the VIP FundsManager 60% Composite Index, which is a hypothetical representation of the performance of the asset classes in which the underlying Fidelity Funds invest, based on combinations of the following unmanaged indices: Dow Jones U.S. Total Stock Market IndexSM (equities); MSCI® EAFE® (Europe, Australia, Far East) Index (international equities); Barclays Capital® U.S. Aggregate Bond Index (bonds); and Barclays Capital® U.S. 3-Month Treasury Bellwether Index (short-term investments).

Using both proprietary fundamental and quantitative fund research, considering factors including fund performance, a fund manager’s experience and investment style, and fund characteristics such as expense ratio, asset size, and portfolio turnover to select underlying funds.

Within the Equity Allocation, the Underlying Funds may hold a broad range of equity securities, including small, middle and large market capitalization stocks; domestic and foreign securities (some of which may be located in emerging market countries); and holdings related to a specific sector such as technology.  Each of the Underlying Funds may focus on growth stocks or value stocks or may include investments in derivatives such as options or futures contracts.
For the Equity Allocation, the Advisor establishes allocation ranges for particular equity asset sub-classes.  Listed in the table below are the current allocation ranges established by the Advisor: U.S. Large Capitalization (30%-40%), U.S. Mid Capitalization (5%-15%), U.S. Small Capitalization (5%-15%), International Mid/Large Capitalization (5%-15%).  The Fund reserves the right to change the equity asset sub-classes allocation ranges at any time and without notice.

The Advisor currently expects to invest a portion of the Equity Allocation in the following affiliated actively managed Underlying Funds: Genworth Calamos Growth Fund, Genworth PYRAMIS® Small/Mid Cap Core Fund, Genworth Davis NY Venture Fund, Genworth Eaton Vance Large Cap Value Fund, Genworth Legg Mason ClearBridge Aggressive Growth Fund and Genworth PIMCO StocksPLUS Fund.
The Advisor also expects to invest a portion of the Equity Allocation in the following affiliated enhanced index Underlying Funds: Genworth Enhanced Small Cap Index Fund and Genworth Enhanced International Index Fund.

Up to 10% of the Fund’s total assets may be invested in cash or cash equivalents.  The foregoing Underlying Funds may change from time to time in the Advisor’s discretion.  The Fund will not necessarily invest in every Underlying Fund at one time. The Advisor intends to invest primarily in affiliated Underlying Funds; in the event that the Advisor determines that certain investment risk parameters are not satisfied by allocating exclusively to affiliated actively managed Underlying Funds and affiliated enhanced index Underlying Funds, the Advisor may allocate up to 10% of the Fund’s total assets to unaffiliated Underlying Funds (including unaffiliated exchange-traded funds) that utilize a passive index investment approach.

Day-to-day market activity may cause the Fund’s actual allocations to deviate from the stated equity/fixed income allocation, from the allocation ranges for equity sub-classes, or from the Advisor’s desired target allocation within a range or to a particular Underlying Fund.  It is anticipated that deviations from the equity/fixed income allocation will normally not exceed 10%, although the Fund may deviate temporarily from its asset allocation targets for defensive purposes.  The Advisor monitors the Fund’s holdings and manages daily cash flows in a manner designed to maintain desired target allocations.  The Advisor also may, from time to time, rebalance the Fund’s holdings of Underlying Funds to bring the actual allocations back to the desired target allocations applicable at that time.  The Advisor takes a long-term investment approach for the Fund and may not change target allocations in response to short-term market conditions.

The Fund is diversified, which means that, although it holds securities issued by a relatively small number of Underlying Funds and may invest a significant portion of its assets in any one Underlying Fund, its assets are diversified through indirect investment in the Underlying Funds’ portfolios of securities.

Comparison of Investment Objectives and Strategies

The Existing Portfolio’s investment objective is to seek long-term capital appreciation and current income, with a greater emphasis on capital appreciation, while the Substitute Portfolio’s investment objective is to seek high total return.  Both portfolios operate as funds of funds, meaning they invest substantially all of their assets in underlying investment companies.  The portfolios generally invest in underlying funds that are similar, but in different allocations and with the additional distinction that the Substitute Portfolio also invests in money market funds.  While the Existing Portfolio invests approximately 70% of its assets in underlying funds that invest primarily in equity securities, the Substitute Portfolio invests approximately 60% of its assets in such funds.   While the Existing portfolio invests approximately 30% of its assets in underlying funds that invest primarily in fixed income securities, the Substitute Portfolio invests approximately 35% of its assets in such funds.  The Substitute Portfolio invests approximately 5% of its assets in money market funds.

Principal Risks

The following chart indicates the principal risks associated with investing in the Genworth Growth Allocation Fund and the Fidelity VIP FundsManager 60% Portfolio that are identified in such fund’s most recent prospectus.

Type of Investment Risk	Genworth Growth Allocation Fund (Existing Portfolio)	Fidelity VIP FundsManager 60% Portfolio (Substitute Portfolio)
Investing in Other Funds	X	X
Stock Market Volatility	X	X
Interest Rate Changes	X	X
Foreign Exposure	X	X
Geographic Exposure		X
Industry Exposure		X
Prepayment		X
Issuer-Specific Changes		X
Leverage		X

Commodity-Linked Investing		X
Management	X
Exchange-Traded Funds	X
Equity and Fixed Income	X
Index Funds	X
Affiliated Funds	X
Value Investment	X
Growth Investment	X
Small- and Mid-Capitalization	X
Emerging Markets	X
Mortgage and Asset-Backed Securities and Corporate Bond	X

Comparison of Principal Risks

Although a risk may not be identified as a principal risk of the Substitute Portfolio, the Substitute Portfolio may be subject to such risk to the same or greater extent than the Existing Portfolio or not at all.  Both portfolios are subject to the same risks associated with operating in a fund of funds structure.  Both portfolios are indirectly subject to a number of risks through their investment in underlying funds, including the risks involved with investing in equity and fixed income securities and the risks associated with investing in foreign issuers.  Although the portfolios are subject to similar risks, their degrees of exposure to each type of risk will differ according to the respective allocations set by each respective portfolio.  For example, because of the different percentages of assets allocated to underlying equity funds and underlying fixed income funds, the Existing Portfolio might more exposed to the risks associated with underlying funds that invest primarily in equity securities, while the Substitute Portfolio might be more exposed to the risks associated with underlying funds that invest primarily in fixed income securities.

For a detailed explanation of each principal risk associated with investing in the portfolios, please see the section titled “Explanation of Principal Risks.”

Genworth Moderate Allocation Fund and Fidelity VIP FundsManager 60% Portfolio

Investment Objectives and Principal Investment Strategies

Genworth Moderate Allocation Fund (Existing Portfolio)	Fidelity VIP FundsManager 60% Portfolio (Substitute Portfolio)
Investment Objective: Seeks long-term capital appreciation and current income, with a greater emphasis on capital appreciation.	Investment Objective: Seeks high total return.
Principal Investment Strategies:  The Fund operates as a fund of funds and under normal circumstances invests approximately 60% of its total assets in other investment companies and exchange-traded funds (“Underlying Funds”) that invest primarily in equity securities (the “Equity Allocation”) and approximately 40% of its total assets in Underlying Funds that invest primarily in fixed income securities (the “Fixed Income Allocation”).  The Advisor determines the percentage allocations between asset classes, and selects the Underlying Funds within asset classes based on fundamental analysis of current economic and market conditions, and the Underlying Funds’ investment strategies, risks and historical performance.

Principal Investment Strategies: Normally investing in a combination of underlying Fidelity Funds using a target asset allocation of approximately 60% in equity funds (42% domestic equity funds, 18% international equity funds), 35% fixed-income funds and 5% money market funds.

Actively managing underlying Fidelity fund holdings to achieve portfolio characteristics similar to the VIP Funds Manager 60% Composite Index, which is a hypothetical representation of the performance of the asset classes in which the underlying Fidelity Funds invest, based on combinations of the following unmanaged indices: Dow Jones U.S. Total Stock Market IndexSM (equities); MSCI® EAFE® (Europe, Australia, Far East) Index (international equities); Barclays Capital® U.S. Aggregate Bond Index (bonds); and Barclays Capital® U.S. 3-Month Treasury Bellwether Index (short-term investments).

 Using both proprietary fundamental and quantitative fund research, considering factors including fund performance, a fund manager’s experience and investment style, and fund characteristics such as expense ratio, asset size, and portfolio turnover to select underlying funds.

Some of the Underlying Funds selected by the Advisor will be actively managed, and others will be managed using a passive indexing approach that attempts to replicate the investment performance of a securities index representative of a market, market segment, industry sector, country or geographic region.  The Fund may also invest in Underlying Funds that use an enhanced indexing approach that emphasizes certain segments of the index (e.g., capitalization ranges, growth, or value) or performs security selection within the index to seek additional return.

Within the Fixed Income Allocation, the Underlying Funds may invest in a broad range of U.S. traded investment grade fixed income instruments, including government securities, government agency securities, supranational securities, corporate bonds, mortgage-backed securities and asset-backed securities.  The Advisor expects to allocate a substantial percentage of the Fixed Income Allocation to the Genworth Goldman Sachs Enhanced Core Bond Index Fund.

Within the Equity Allocation, the Underlying Funds may hold a broad range of equity securities, including small, middle and large market capitalization stocks; domestic and foreign securities (some of which may be located in emerging market countries); and holdings related to a specific sector such as technology.  Each of the Underlying Funds may focus on growth stocks or value stocks or may include investments in derivatives such as options or futures contracts.

For the Equity Allocation, the Advisor establishes allocation ranges for particular equity asset sub-classes.  The current allocation ranges established by the Advisor are: U.S. Large Capitalization (25%-35%), U.S. Mid Capitalization (5%-15%), U.S. Small Capitalization (5%-15%), International Mid/Large Capitalization (5%-15%).  The Fund reserves the right to change the equity asset sub-classes allocation ranges at any time and without notice.

The Advisor currently expects to invest a portion of the Equity Allocation in the following affiliated actively managed Underlying Funds: Genworth Calamos Growth Fund, Genworth PYRAMIS® Small/Mid Cap Core Fund, Genworth Davis NY Venture Fund, Genworth Eaton Vance Large Cap Value Fund, Genworth Legg Mason ClearBridge Aggressive Growth Fund and Genworth PIMCO StocksPLUS Fund.

The Advisor also expects to invest a portion of the Equity Allocation in the following affiliated enhanced index Underlying Funds: Genworth Enhanced Small Cap Index Fund and Genworth Enhanced International Index Fund.

Up to 10% of the Fund’s total assets may be invested in cash or cash equivalents.

The foregoing Underlying Funds may change from time to time in the Advisor’s discretion.  The Fund will not necessarily invest in every Underlying Fund at one time.  The Advisor intends to invest primarily in affiliated Underlying Funds; in the event that the Advisor determines that certain investment risk parameters are not satisfied by allocating exclusively to affiliated actively managed Underlying Funds and affiliated enhanced index Underlying Funds, the Advisor may allocate up to 10% of the Fund’s total assets to unaffiliated Underlying Funds (including unaffiliated exchange-traded funds) that utilize a passive index investment approach.

Day-to-day market activity may cause the Fund’s actual allocations to deviate from the stated equity/fixed income allocation, from the allocation ranges for equity sub-classes, or from the Advisor’s desired target allocation within a range or to a particular Underlying Fund.  It is anticipated that deviations from the equity/fixed income allocation will normally not exceed 10%, although the Fund may deviate temporarily from its asset allocation targets for defensive purposes.  The Advisor monitors the Fund’s holdings and manages daily cash flows in a manner designed to maintain desired target allocations.  The Advisor also may, from time to time, rebalance the Fund’s holdings of Underlying Funds to bring the actual allocations back to the desired target allocations applicable at that time.  The Advisor takes a long-term investment approach for the Fund and may not change target allocations in response to short-term market conditions.

The Fund is diversified, which means that, although it holds securities issued by a relatively small number of Underlying Funds and may invest a significant portion of its assets in any one Underlying Fund, its assets are diversified through indirect investment in the Underlying Funds’ portfolios of securities.

Comparison of Investment Objectives and Strategies

The Existing Portfolio’s investment objective is to seek long-term capital appreciation and current income, with a greater emphasis on income, while the Substitute Portfolio’s investment objective is to seek high total return.  Both portfolios operate as funds of funds, meaning they invest substantially all of their assets in underlying investment companies.  The portfolios generally invest in underlying funds that are similar, but in different allocations and with the additional distinction that the Substitute Portfolio also invests in money market funds.  Both the Existing Portfolio and the Substitute Portfolio invest approximately 60% of their respective assets in underlying funds that invest primarily in equity securities.   While the Existing portfolio invests approximately 40% of its assets in underlying funds that invest primarily in fixed income securities, the Substitute Portfolio invests approximately 35% of its assets in such funds, with approximately 5% of its assets invested in money market funds.

Principal Risks

The following chart indicates the principal risks associated with investing in the Genworth Moderate Allocation Fund and the Fidelity VIP FundsManager 60% Portfolio that are identified in such fund’s most recent prospectus.

Type of Investment Risk	Genworth Moderate Allocation Fund (Existing Portfolio)	Fidelity VIP FundsManager 60% Portfolio (Substitute Portfolio)
Investing in Other Funds	X	X
Stock Market Volatility	X	X
Interest Rate Changes	X	X
Foreign Exposure	X	X
Geographic Exposure		X
Industry Exposure		X
Prepayment		X
Issuer-Specific Changes		X
Leverage		X
Commodity-Linked Investing		X
Management	X
Exchange-Traded Funds	X
Equity and Fixed Income	X
Index Funds	X
Affiliated Funds	X
Value Investment	X
Growth Investment	X
Small- and Mid-Capitalization	X
Emerging Markets	X
Mortgage and Asset-Backed Securities and Corporate Bond	X

Comparison of Principal Risks

Although a risk may not be identified as a principal risk of the Substitute Portfolio, the Substitute Portfolio may be subject to such risk to the same or greater extent than the Existing Portfolio or not at all.  Both portfolios are subject to the same risks associated with operating in a fund of funds structure.  Both portfolios are indirectly subject to a number of risks through their investment in underlying funds, including the risks involved with investing in equity and fixed income securities and the risks associated with investing in foreign issuers.

For a detailed explanation of each principal risk associated with investing in the portfolios, please see the section titled “Explanation of Principal Risks.”

EXPLANATION OF PRINCIPAL RISKS

Affiliated Funds Risk –  In managing the Funds, the Advisor has authority to select and substitute Underlying Funds and expects to invest primarily in affiliated Underlying Funds.  The Advisor and its affiliates are compensated by the Fund and by the affiliated Underlying Funds for advisory and other services, and the fees payable to the Advisor and its affiliates by, and the overall expenses of, the affiliated Underlying Funds may be higher than the fees and expenses of other Underlying Funds.  Also, other funds with similar investment strategies may perform better or worse than the affiliated Underlying Funds.  As a result, the Advisor may be subject to conflicts of interest in allocating Fund assets among Underlying Funds and will seek to do so in a manner consistent with its fiduciary duty to the Fund and its shareholders.

Borrowing and Leverage – The risk that, when the Fund borrows money or otherwise leverages its portfolio, the value of an investment in the Fund will be more volatile and all other risks will tend to be compounded.

Call – The risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) earlier than expected.

Commodity-Linked Investing – Commodity-linked instruments may be more volatile and less liquid than the underlying commodities, instruments, or measures, and their value may be affected by the performance of the overall commodities markets as well as weather, political, tax, and other regulatory and market developments.

Corporate Bonds and Loans – The corporate bonds and loans in which a Fund invests are subject to the risk of loss of principal and income and will depend primarily on the financial condition of the borrower.  Although borrowers frequently provide collateral to secure repayment of these obligations, the value of the collateral may not completely cover the borrower’s obligations at the time of a default.  If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit a Fund’s rights to its collateral.

Credit (Genworth Goldman Sachs Enhanced Core Bond Index Fund) – The risk that an issuer or guarantor of a fixed income security or convertible security, or the counterparty to a derivatives or other contract, will be unable or unwilling to pay principal, interest or other payments when due.

Credit (Genworth PIMCO StocksPLUS Fund, Genworth Eaton Vance Large Cap Value Fund and Genworth Davis NY Venture Fund) – The risk that an issuer or guarantor of a fixed income security or convertible security, or the counterparty to a derivatives or other contract, will be unable or unwilling to pay principal, interest or other payments when due.  To the extent that the Fund invests in lower-rated fixed income securities, these risks may be magnified.

Currency – The risk that the value of the Fund’s investments that are denominated in non-U.S. currencies may be adversely affected by changes in the rates of exchange between those currencies and the U.S. dollar.

Derivatives – The risk that losses may result from the Fund’s investments in derivatives.  These instruments may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses to the Fund.

Emerging Markets (Genworth PIMCO StocksPLUS Fund and Genworth Eaton Vance Large Cap Value Fund) – The risks that apply to the Fund’s investments in foreign securities are typically much greater for investments in emerging markets.  Investments in emerging countries are riskier because the securities markets are generally less developed, may develop unevenly or may never fully develop.

Emerging Markets (Genworth Enhanced International Index Fund, Genworth 40/60 Index Allocation Fund, Genworth 60/40 Index Allocation Fund, Genworth Growth Allocation Fund and Genworth Moderate Allocation Fund)  – The risks that apply to the Underlying Fund’s investments in foreign securities are typically much greater for investments in emerging markets.  Investments in emerging countries are riskier because the securities markets are generally less developed, may develop unevenly or may never fully develop.

Equity and Fixed Income –  The Fund allocates its investments between Underlying Funds that invest in equity and fixed income securities.  The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.  These prices can decline and reduce the value of the Underlying Fund’s investment in equity securities.  Fixed income securities are principally subject to interest rate and credit risk.  Prices of fixed income securities generally increase when interest rates decline and decrease when interest rates rise.  Fixed income securities are also subject to the risk that an issuer will be unable to pay the interest or principal when due.  If the quality of a fixed income security deteriorates after an Underlying Fund has purchased the security, the security’s market value may decline.

Exchange-Traded Funds – ETFs are a type of investment company bought and sold on a securities exchange.  An ETF typically represents a portfolio of securities designed to track a particular index.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although a lack of liquidity in an ETF could result in it being more volatile.  ETFs have management fees and other expenses which increase their costs.  The market price of an ETF may be different from the net asset value of such ETF (i.e., an ETF may trade at a discount or premium to its net asset value) and the Fund’s performance may be adversely affected by such a differential.
Financial Services Sector Risk – The risk that the Fund’s investments in the financial services sector may be adversely affected by regulatory action and/or changes in interest rates.

Foreign Exposure (Fidelity VIP Mid Cap Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP Contrafund Portfolio, Fidelity VIP Growth Stock Portfolio, Fidelity VIP Growth Opportunities Portfolio and Fidelity VIP Investment Grade Bond Portfolio, All Existing Portfolios except Genworth Goldman Sachs Enhanced Core Bond Index Fund) – Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.

Foreign Exposure (Fidelity VIP FundsManager Portfolios) – Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.  Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile.

Geographic Exposure – Social, political, and economic conditions and changes in regulatory, tax, or economic policy in a country could significantly affect the market in that country and in surrounding or related countries.

Government Agency Securities Risk – The risk that securities issued by certain agencies or instrumentalities of the U.S. or a foreign government may not be fully supported financially by that government and, as a consequence, may not meet their payment obligations.

Growth Investing – Growth stocks can perform differently from the market as a whole and other types of stocks and can be more volatile than other types of stocks.

Growth Investment  – The risk that the Underlying Fund’s investments in growth style securities may be subject to greater price volatility and may be more sensitive to changes in the issuer’s current or expected earnings than other equity securities.  In addition, the Underlying Fund’s investments in growth style securities, at times, may not perform as well as value style securities or the stock market in general, and may be out of favor with investors for extended periods of time.

Index Funds – An index fund invests in the securities included in a specific index or substantially identical securities regardless of market trends.  Index funds cannot modify their investment strategies to respond to changes in the economy, which means they may be particularly susceptible to a general decline in the market segment relating to the relevant index.  In addition, an index fund may not invest in all of the securities in the index and, therefore, there can be no assurance that its performance will match that of the benchmark index.  Also, an index fund’s returns, unlike those of the benchmark index, are reduced by the fees and operating expenses of the index fund.

Index Subset – The risk that the securities selected for the Fund, in the aggregate, will underperform the Bond Index or otherwise deviate from the performance of the Bond Index (otherwise known as tracking error).

Industry Exposure – Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or group of related industries.

Interest Rate Changes – Interest rate increases can cause the price of a debt security to decrease.

Interest Rate – The risk that when interest rates increase, certain fixed income securities and convertible securities held by the Fund may decline in value.

Investing in Other Funds – The fund bears all risks of investment strategies employed by the underlying funds, including the risk that the underlying funds will not meet their investment objectives.

Issuer-Specific Changes (Fidelity VIP Contrafund Portfolio, Fidelity VIP Growth Stock Portfolio and Fidelity VIP Growth Opportunities Portfolio, All Existing Portfolios) – The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.

Issuer-Specific Changes (Fidelity VIP Equity-Income Portfolio) – The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.  Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer.  The value of lower-quality debt securities and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

Issuer-Specific Changes (Fidelity VIP Investment Grade Bond Portfolio) – The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.  A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a security to decrease.  Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer.  The value of lower-quality debt securities and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

Issuer-Specific Changes (Fidelity VIP FundsManager Portfolios) – The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.  A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a security to decrease.  Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer.  The value of lower-quality debt securities and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.  A small change in the asset, instrument, or index underlying derivatives can lead to a significant loss.

Issuer-Specific Changes (Fidelity VIP Mid Cap Value Portfolio) – The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.  The value of securities of smaller issuers can be more volatile than, and can perform differently from, the market as a whole.

Leverage – Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly.

Management – The risk that a strategy used by the Advisor or the Advisor’s allocations among Underlying Funds may fail to produce the intended results.

Mid Cap Investing – The value of securities of medium size, less well-known issuers can perform differently from the market as a whole and other types of stocks and can be more volatile than that of larger issuers.

Mid-Capitalization – The risk that the Fund’s investments in the securities of mid-capitalization companies may be more volatile and present additional uncertainty relative to securities of larger capitalization companies.

Mortgage-Backed Securities and Asset-Backed Securities –These fixed income securities are sensitive to changes in interest rates and like traditional fixed income securities, the value of mortgage-backed and asset-backed securities typically increases when interest rates fall and decreases when interest rates rise.  When interest rates fall, borrowers may refinance or otherwise repay principal on their loans earlier than scheduled.  When this happens, certain types of mortgage-backed and asset-backed securities will be paid off more quickly than originally anticipated, and a Fund may have to invest the proceeds in securities with lower yields which may reduce the returns of a Fund.  This risk is known as “prepayment risk.” When interest rates rise, certain types of mortgage-backed and asset-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall.  This risk is known as “extension risk.” Because of prepayment risk and extension risk, small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed and asset-backed securities. The value of longer-term securities generally changes more in response to changes in interest rates than shorter term securities.  In a recessionary environment, the mortgages or other loans underlying a mortgage-backed or asset-backed security may experience an increase in defaults as borrowers experience difficulties in repaying their loans.  This in turn may cause the valuation of such securities to be more volatile and may reduce the value of such securities.  These risks are particularly heightened for investments in mortgage-backed or asset-backed securities that contain sub-prime loans which are loans made to borrowers with weakened credit histories and often have higher default rates.

Mortgage-Backed Securities, Asset-Backed Securities and Corporate Bond – These fixed income securities are sensitive to changes in interest rates and like traditional fixed income securities, the value of mortgage-backed and asset-backed securities typically increases when interest rates fall and decreases when interest rates rise.  When interest rates fall, borrowers may refinance or otherwise repay principal on their loans earlier than scheduled.  When this happens, certain types of mortgage-backed and asset-backed securities will be paid off more quickly than originally anticipated, and a Fund may have to invest the proceeds in securities with lower yields which may reduce the returns of a Fund.  This risk is known as “prepayment risk.” When interest rates rise, certain types of mortgage-backed and asset-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall.  This risk is known as “extension risk.” Because of prepayment risk and extension risk, small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed and asset-backed securities. The value of longer-term securities generally changes more in response to changes in interest rates than shorter term securities.  In a recessionary environment, the mortgages or other loans underlying a mortgage-backed or asset-backed security may experience an increase in defaults as borrowers experience difficulties in repaying their loans.  This in turn may cause the valuation of such securities to be more volatile and may reduce the value of such securities.  These risks are particularly heightened for investments in mortgage-backed or asset-backed securities that contain sub-prime loans which are loans made to borrowers with weakened credit histories and often have higher default rates.

Non-Diversification – The risk that the value of an investment in the Fund may be more volatile than an investment in a diversified fund because the Fund invests in a smaller number of issuers.  The gains and losses on a single security may, therefore, have a greater impact on the Fund’s net asset value.

Portfolio Turnover – The Fund may engage in active and frequent trading of portfolio securities.  A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund’s performance, and may increase share price volatility.

Prepayment – The ability of an issuer of a debt to repay principal prior to a security’s maturity can cause a greater price volatility if interest rates change.

Real Estate Investment Trust – The risk that the value of real estate investment trust (“REIT”) shares may be affected by, among other factors, changes in the value of the underlying properties owned by the REIT and/or by changes in the prospect for earnings and/or cash flow growth of the REIT itself.

Risks of Large Shareholder Redemptions – The Genworth Moderate Allocation Fund and Genworth Growth Allocation Fund are mutual funds that invest in other mutual funds and may from time to time invest in and own or control a significant percentage of the Fund’s Institutional Shares.  Redemptions by these funds of their holdings in the Fund may impact the Fund’s liquidity and net asset value.

Small- and Mid-Capitalization (Genworth PYRAMIS® Small/Mid Cap Core Fund and Genworth Legg Mason ClearBridge Aggressive Growth Fund) – The risk that the Fund’s investments in the securities of small- and mid-capitalization companies may be more volatile and present additional uncertainty relative to securities of larger capitalization companies.

Small- and Mid-Capitalization – The risk that the Underlying Fund’s investments in the securities of small- or mid-capitalization companies may be more volatile and present additional uncertainty relative to securities of larger capitalization companies.

Small-Capitalization (Genworth 40/60 Index Allocation Fund, Genworth 60/40 Index Allocation Fund, Genworth Growth Allocation Fund and Genworth Moderate Allocation Fund) - An Underlying Fund may invest in stocks of small-cap companies that trade in lower volumes and are subject to greater or more unpredictable price changes than securities of large-cap companies or the market overall.  Small-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel.  If adverse developments occur, due to management changes or product failure, an Underlying Fund’s investment in securities of a small-cap company may lose substantial value.  Investing in small-cap companies requires a longer term investment view and may not be appropriate for all investors.

Stock Market Volatility – Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments.  Different parts of the market can react differently to these developments.

Value Investment  – The risk that an Underlying Fund’s investments in value style securities may be out of favor and potentially undervalued in the marketplace due to adverse business, industry or other developments.  In addition, the Underlying Fund’s investments in value style securities, at times, may not perform as well as growth style securities or the stock market in general, and may be out of favor with investors for extended periods of time.  Value style securities are also subject to the risks that a security judged to be undervalued may actually be appropriately priced, or that the security’s potential value may take a long time to be recognized, or may never be recognized by the market.

Value Investing – Value stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time.

PERFORMANCE AND FEE COMPARISON

Genworth PIMCO StocksPLUS Fund and Fidelity VIP Contrafund Portfolio

The past performance of the Service Shares of the Genworth PIMCO StocksPLUS Fund and the Service Class 2 shares of the Fidelity VIP Contrafund Portfolio are shown below compared to applicable benchmark indexes. The information shows how the performance of each portfolio has varied and provides some indication of the risks of investing in each portfolio. Past performance is not indicative of future performance. For more information concerning the performance of each portfolio, please refer to the applicable prospectus, SAI and shareholder reports of each portfolio.

Average Annual Total Returns (For Periods Ended December 31, 2010)	1 Year	5 Years	10 Years or Since Inception
Genworth PIMCO StocksPLUS Fund – Service Shares (inception date 9/4/2008)	17.51%	-	11.04%
S&P 500® Index (reflects no deduction for fees, expenses or taxes) (since 9/4/2008)	15.06%	-	3.06%
Fidelity VIP Contrafund Portfolio – Service Class 2	16.93%	3.48%	4.92%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	1.41%

The management fees and total operating expenses of the two portfolios are shown below.

	Genworth PIMCO StocksPLUS Fund (Existing Portfolio)	Fidelity VIP Contrafund Portfolio (Substitute Portfolio)
Fees and Expenses	Service Shares	Service Class 2
Management Fees	0.35%	0.56%
Distribution (12b-1) Fees	0.25%	0.25%
Other Expenses	0.62%	0.09%
Administrative Service Fees	0.25%	-
All Other Expenses	0.37%	-
Total Annual Fund Operating Expenses	1.22%	0.90%
Amount of Fee Waiver and/or Expense Assumption	(0.21)% (1)	0.00%
Total Annual Fund Operating Expenses (After Fee Waiver and/or Expense Assumption)	1.01%	0.90%

(1)
GFWM has contractually agreed through May 1, 2012, to waive its advisory fees and/or assume expenses otherwise payable by the Fund to the extent necessary to ensure that annual fund operating expenses (excluding Distribution and/or Service (12b-1) Fees, Administrative Service Fees, taxes, interest, trading costs, Acquired Fund Fees and Expenses, expenses paid with securities lending expense offset credits and non-routine expenses) do not exceed 0.50% of average daily net assets.  This fee waiver and/or expense assumption may not be terminated prior to May 1, 2012 unless the Board consents to an earlier revision or termination.

Genworth PYRAMIS® Small/Mid Cap Core Fund and Fidelity VIP Mid Cap Portfolio

The past performance of the Service Shares of the Genworth PYRAMIS® Small/Mid Cap Core Fund and the Service Class 2 shares of the Fidelity VIP Mid Cap Portfolio are shown below compared to applicable benchmark indexes.  The information shows how the performance of each portfolio has varied and provides some indication of the risks of investing in each portfolio. Past performance is not indicative of future performance. For more information concerning the performance of each portfolio, please refer to the applicable prospectus, SAI and shareholder reports of each portfolio.

Average Annual Total Returns (For Periods Ended December 31, 2010)	1 Year	5 Years	10 Years or Since Inception
Genworth PYRAMIS® Small/Mid Cap Core Fund – Service Shares (inception date 9/4/2008)	23.86%	-	4.53%
Russell 2500TM Index (reflects no deduction for fees, expenses or taxes) (since 9/4/2008) (1)	24.97%	-	5.28%
Russell Midcap® Value Index (reflects no deduction for fees, expenses or taxes) (since 9/4/2008)	24.75%	-	5.61%
Fidelity VIP Mid Cap Portfolio – Service Class 2	28.57%	7.07%	9.53%
S&P Midcap 400® Index (reflects no deduction for fees, expenses or taxes)	26.64%	5.73%	7.16%

(1)	Effective November 19, 2010, the Genworth PYRAMIS® Small/Mid Cap Core Fund discontinued the use of the Russell Midcap Value Index as the primary index and replaced it with the Russell 2500™ Index.

The management fees and total operating expenses of the two portfolios are shown below.

	Genworth PYRAMIS® Small/Mid Cap Core Fund (Existing Portfolio)	Fidelity VIP Mid Cap Portfolio (Substitute Portfolio)
Fees and Expenses	Service Shares	Service Class 2
Management Fees	0.60%	0.56%
Distribution (12b-1) Fees	0.25%	0.25%
Other Expenses	0.74%	0.10%
Administrative Service Fees	0.25%	-
All Other Expenses	0.49% (1)	-
Total Annual Fund Operating Expenses	1.59%	0.91%
Amount of Fee Waiver and/or Expense Assumption	(0.30)% (2)	0.00%
Total Annual Fund Operating Expenses (After Fee Waiver and/or Expense Assumption)	1.29%	0.91%

(1)
“Other Expenses” also include the fees and expenses indirectly borne by the Fund in connection with its investments in other investment companies which are referred to as “Acquired Fund Fees and Expenses.”  Please note that the amount of Total Annual Fund Operating Expenses shown in the above table does not correlate to the Ratio of Expense to Average Net Assets (after expense reimbursement and securities lending credit) included in the “Financial Highlights” section of the Fund’s prospectus which reflects the operating expenses of the Fund and does not include the 0.01% attributed to Acquired Fund Fees.

(2)
GFWM has contractually agreed through May 1, 2012, to waive its advisory fees and/or assume expenses otherwise payable by the Fund to the extent necessary to ensure that annual fund operating expenses (excluding Distribution and/or Service (12b-1) Fees, Administrative Service Fees, taxes, interest, trading costs, Acquired Fund Fees and Expenses, expenses paid with securities lending expense offset credits and non-routine expenses) do not exceed 0.75% of average daily net assets.  This fee waiver and/or expense assumption may not be terminated prior to May 1, 2012 unless the Board consents to an earlier revision or termination.

Genworth Legg Mason ClearBridge Aggressive Growth Fund and Fidelity VIP Growth Stock Portfolio

The past performance of the Service Shares of the Genworth Legg Mason ClearBridge Aggressive Growth Fund and the Service Class 2 shares of the Fidelity VIP Growth Stock Portfolio are shown below compared to applicable benchmark indexes.  The information shows how the performance of each portfolio has varied and provides some indication of the risks of investing in each portfolio. Past performance is not indicative of future performance. For more information concerning the performance of each portfolio, please refer to the applicable prospectus, SAI and shareholder  reports of each portfolio.

Average Annual Total Returns (For Periods Ended December 31, 2010)	1 Year	5 Years	Since Inception
Legg Mason ClearBridge Aggressive Growth Fund – Service Shares (inception date 9/4/2008)	23.86%	-	9.47%
Russell 3000® Growth Index (reflects no deduction for fees, expenses or taxes) (since 9/4/2008)	17.64%	-	6.20%
Fidelity VIP Growth Stock Portfolio – Service Class 2 (inception date 12/11/2002)	19.77%	3.35%	6.08%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes) (since 12/11/2002)	16.71%	3.75%	6.65%

The management fees and total operating expenses of the two portfolios are shown below.

	Genworth ClearBridge Aggressive Growth Fund (Existing Portfolio)	Fidelity VIP Growth Stock Portfolio (Substitute Portfolio)
Fees and Expenses	Service Shares	Service Class 2
Management Fees	0.45%	0.56%
Distribution (12b-1) Fees	0.25%	0.25%
Other Expenses	0.60%	0.61%
Administrative Service Fees	0.25%	-
All Other Expenses	0.35% (1)	-
Total Annual Fund Operating Expenses	1.30%	1.42%
Amount of Fee Waiver and/or Expense Assumption	(0.17)% (2)	0.00%
Total Annual Fund Operating Expenses (After Fee Waiver and/or Expense Assumption)	1.13%	1.42%

(1)
 “Other Expenses” also include the fees and expenses indirectly borne by the Fund in connection with its investments in other investment companies which are referred to as “Acquired Fund Fees and Expenses.”  Please note that the amount of Total Annual Fund Operating Expenses shown in the above table does not correlate to the Ratio of Expense to Average Net Assets (after expense reimbursement and securities lending credit) included in the “Financial Highlights” section of the Fund’s prospectus which reflects the operating expenses of the Fund and does not include the 0.005% attributed to Acquired Fund Fees.

(2)
GFWM has contractually agreed through May 1, 2012, to waive its advisory fees and/or assume expenses otherwise payable by the Fund to the extent necessary to ensure that annual fund operating expenses (excluding Distribution and/or Service (12b-1) Fees, Administrative Service Fees, taxes, interest, trading costs, Acquired Fund Fees and Expenses, expenses paid with securities lending expense offset credits and non-routine expenses) do not exceed 0.60% of average daily net assets.  This fee waiver and/or expense assumption may not be terminated prior to May 1, 2012 unless the Board consents to an earlier revision or termination.

Genworth Calamos Growth Fund and Fidelity VIP Growth Opportunities Portfolio

The past performance of the Service Shares of the Genworth Calamos Growth Fund and the Service Class 2 shares of the Fidelity VIP Growth Opportunities Portfolio are shown below compared to applicable benchmark indexes. The information shows how the performance of each portfolio has varied and provides some indication of the risks of investing in each portfolio. Past performance is not indicative of future performance. For more information concerning the performance of each portfolio, please refer to the applicable prospectus, SAI and shareholder reports of each portfolio.

Average Annual Total Returns (For Periods Ended December 31, 2010)	1 Year	5 Years	10 Years or Since Inception
Genworth Calamos Growth Fund – Service Shares (inception date 9/4/2008)	25.03%	-	8.84%
Russell 3000® Growth Index (reflects no deduction for fees, expenses or taxes) (since 9/4/2008)	17.64%	-	6.20%
Fidelity VIP Growth Opportunities Portfolio – Service Class 2	23.47%	0.81%	0.41%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	16.71%	3.75%	0.02%
VIP Growth Opportunities Portfolio Linked Index (reflects no deduction for fees, expenses or taxes)	16.71%	4.78%	2.64%

The management fees and total operating expenses of the two portfolios are shown below.

	Genworth Calamos Growth Fund (Existing Portfolio)	Fidelity VIP Growth Opportunities Portfolio (Substitute Portfolio)
Fees and Expenses	Service Shares	Service Class 2
Management Fees	0.75%	0.56%
Distribution (12b-1) Fees	0.25%	0.25%
Other Expenses	0.69%	0.15%
Administrative Service Fees	0.25%	-
All Other Expenses	0.44% (1)	-
Total Annual Fund Operating Expenses	1.69%	0.96%
Amount of Fee Waiver and/or Expense Assumption	(0.23)% (2)	0.00%
Total Annual Fund Operating Expenses (After Fee Waiver and/or Expense Assumption)	1.46%	0.96%

(1)
 “Other Expenses” also include the fees and expenses indirectly borne by the Fund in connection with its investments in other investment companies which are referred to as “Acquired Fund Fees and Expenses.”  Please note that the amount of Total Annual Fund Operating Expenses shown in the above table does not correlate to the Ratio of Expense to Average Net Assets (after expense reimbursement and securities lending credit) included in the “Financial Highlights” section of the Fund’s prospectus which reflects the operating expenses of the Fund and does not include the 0.01% attributed to Acquired Fund Fees and Expenses.

(2)
GFWM has contractually agreed through May 1, 2012, to waive its advisory fees and/or assume expenses otherwise payable by the Fund to the extent necessary to ensure that annual fund operating expenses (excluding Distribution and/or Service (12b-1) Fees, Administrative Service Fees, taxes, interest, trading costs, Acquired Fund Fees and Expenses, expenses paid with securities lending expense offset credits and non-routine expenses) do not exceed 0.90% of average daily net assets.  This fee waiver and/or expense assumption may not be terminated prior to May 1, 2012 unless the Board consents to an earlier revision or termination.

Genworth Enhanced International Index Fund and Fidelity VIP Contrafund Portfolio

The past performance of the Institutional Shares of the Genworth Enhanced International Index Fund and the Service Class 2 shares of the Fidelity VIP Contrafund Portfolio are shown below compared to applicable benchmark indexes. The information shows how the performance of each portfolio has varied and provides some indication of the risks of investing in each portfolio. Past performance is not indicative of future performance. For more information concerning the performance of each portfolio, please refer to the applicable prospectus, SAI and shareholder reports of each portfolio.

Average Annual Total Returns (For Periods Ended December 31, 2010)	1 Year	5 Years	10 Years or Since Inception
Genworth Enhanced International Index Fund – Institutional Shares (inception date 12/9/2009) (1)	9.24%	-	9.03%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes) (since 12/9/2009)	7.75%	-	8.70%
Fidelity VIP Contrafund Portfolio – Service Class 2	16.93%	3.48%	4.92%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	1.41%

(1)
No performance information is available for the Service Shares of the Genworth Enhanced International Index Fund since that class had not been in operation for a full calendar year as of December 31, 2010.  The performance for the Service Shares would be lower to the extent that the Service Shares have higher expenses than the Institutional Shares.

The management fees and total operating expenses of the two portfolios are shown below.

	Genworth Enhanced International Index Fund (Existing Portfolio)	Fidelity VIP Contrafund Portfolio (Substitute Portfolio)
Fees and Expenses	Service Shares	Service Class 2
Management Fees	0.08%	0.56%
Distribution (12b-1) Fees	0.25%	0.25%
Other Expenses	1.00%	0.09%
Administrative Service Fees	0.25%	-
All Other Expenses	0.75%	-
Acquired Fund Fees and Expenses (1)	0.33% (2)	-
Total Annual Fund Operating Expenses	1.66%	0.90%
Amount of Fee Waiver and/or Expense Assumption	(0.40)% (3)	0.00%
Total Annual Fund Operating Expenses (After Fee Waiver and/or Expense Assumption)	1.26%	0.90%

(1)	Unless otherwise noted, “Acquired Fund Fees and Expenses” are less than 0.01%.

(2)
 “Acquired Fund Fees and Expenses” are indirect fees and expenses borne by the Fund in connection with its investments in other investment companies (“Acquired Funds”).  The amount represents a pro rata portion of the cumulative expenses of the Acquired Funds, and is based on estimated amounts for the current fiscal year.  Please note that the amount of Total Annual Fund Operating Expenses shown in the above table may differ from the Ratio of Expense to Average Net Assets (after expense reimbursement and securities lending credit) included in the “Financial Highlights” section of the Fund’s prospectus because the audited information in the Financial Highlights reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

(3)
GFWM has contractually agreed through May 1, 2012, to waive its advisory fees and/or assume expenses otherwise payable by the Fund to the extent necessary to ensure that annual fund operating expenses (excluding Distribution and/or Service (12b-1) Fees, Administrative Service Fees, taxes, interest, trading costs, Acquired Fund Fees and Expenses, expenses paid with securities lending expense offset credits and non-routine expenses) do not exceed 0.28% of average daily net assets of the Fund.  This fee waiver and/or expense assumption may not be terminated prior to May 1, 2012 unless the Board consents to an earlier revision or termination.

Genworth Goldman Sachs Enhanced Core Bond Index Fund and Fidelity VIP Investment Grade Bond Portfolio

The past performance of the Service Shares of the Genworth Goldman Sachs Enhanced Core Bond Index Fund and the Service Class 2 shares of the Fidelity VIP Investment Grade Bond Portfolio are shown below compared to applicable benchmark indexes. The information shows how the performance of each portfolio has varied and provides some indication of the risks of investing in each portfolio. Past performance is not indicative of future performance. For more information concerning the performance of each portfolio , please refer to the applicable prospectus, SAI and shareholder  reports of each portfolio.

Average Annual Total Returns (For Periods Ended December 31, 2010)	1 Year	5 Years	10 Years or Since Inception
Genworth Goldman Sachs Enhanced Core Bond Index Fund – Service Shares (inception date 9/4/2008)	5.15%	-	9.20%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes) (since 9/4/2008)	6.54%	-	6.42%
Fidelity VIP Investment Grade Bond Portfolio – Service Class 2	7.55%	5.38%	5.59%
Barclays Capital® U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	6.54%	5.80%	5.84%

The management fees and total operating expenses of the two portfolios are shown below.

	Genworth Goldman Sachs Enhanced Core Bond Index Fund (Existing Portfolio)	Fidelity VIP Investment Grade Bond Portfolio (Substitute Portfolio)
Fees and Expenses	Service Shares	Service Class 2
Management Fees	0.30%	0.32%
Distribution (12b-1) Fees	0.25%	0.25%
Other Expenses	0.60%	0.11%
Administrative Service Fees	0.25%	-
All Other Expenses	0.35%	-
Acquired Fund Fees and Expenses (1)	0.03% (2)	-
Total Annual Fund Operating Expenses	1.18%	0.68%
Amount of Fee Waiver and/or Expense Assumption	(0.19)% (3)	0.00%
Total Annual Fund Operating Expenses (After Fee Waiver and/or Expense Assumption)	0.99%	0.68%

(1)	Unless otherwise noted, “Acquired Fund Fees and Expenses” are less than 0.01%.

(2)
“Acquired Fund Fees and Expenses” are indirect fees and expenses borne by the Fund in connection with its investments in other investment companies (“Acquired Funds”).  The amount represents a pro rata portion of the cumulative expenses of the Acquired Funds, and is based on estimated amounts for the current fiscal year.  Please note that the amount of Total Annual Fund Operating Expenses shown in the above table may differ from the Ratio of Expense to Average Net Assets (after expense reimbursement and securities lending credit) included in the “Financial Highlights” section of the Fund’s prospectus because the audited information in the Financial Highlights reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

(3)
GFWM has contractually agreed through May 1, 2012, to waive its advisory fees and/or assume expenses otherwise payable by the Fund to the extent necessary to ensure that annual fund operating expenses (excluding Distribution and/or Service (12b-1) Fees, Administrative Service Fees, taxes, interest, trading costs, Acquired Fund Fees and Expenses, expenses paid with securities lending expense offset credits and non-routine expenses) do not exceed 0.45% of average daily net assets.  This fee waiver and/or expense assumption may not be terminated prior to May 1, 2012 unless the Board consents to an earlier revision or termination.

Genworth Eaton Vance Large Cap Value Fund and Fidelity VIP Equity-Income Portfolio

The past performance of the Service Shares of the Genworth Eaton Vance Large Cap Value Fund and the Service Class 2 shares of the Fidelity VIP Equity-Income Portfolio are shown below compared to applicable benchmark indexes. The information shows how the performance of each portfolio has varied and provides some indication of the risks of investing in each portfolio. Past performance is not indicative of future performance. For more information concerning the performance of each portfolio, please refer to the applicable prospectus, SAI and shareholder reports of each portfolio.

Average Annual Total Returns (For Periods Ended December 31, 2010)	1 Year	5 Years	10 Years or Since Inception
Genworth Eaton Vance Large Cap Value Fund – Service Shares (inception date 9/4/2008)	9.15%	-	(0.95)%
Russell 1000® Value Index (reflects no deduction for fees, taxes or expenses) (since 9/4/2008)	15.51%	-	1.01%
Fidelity VIP Equity-Income Portfolio – Service Class 2	14.92%	0.72%	2.20%
Russell 3000® Value Index (reflects no deduction for fees, expenses or taxes)	16.23%	1.45%	3.63%

The management fees and total operating expenses of the two portfolios are shown below.

	Genworth Eaton Vance Large Cap Value Fund (Existing Portfolio)	Fidelity VIP Equity-Income Portfolio (Substitute Portfolio)
Fees and Expenses	Service Shares	Service Class 2
Management Fees	0.50%	0.46%
Distribution (12b-1) Fees	0.25%	0.25%
Other Expenses	0.60%	0.10%
Administrative Service Fees	0.25%	-
All Other Expenses	0.35%	-
Total Annual Fund Operating Expenses	1.35%	0.81%
Amount of Fee Waiver and/or Expense Assumption	(0.18)% (1)	0.00%
Total Annual Fund Operating Expenses (After Fee Waiver and/or Expense Assumption)	1.17%	0.81%

(1)
GFWM has contractually agreed through May 1, 2012, to waive its advisory fees and/or assume expenses otherwise payable by the Fund to the extent necessary to ensure that annual fund operating expenses (excluding Distribution and/or Service (12b-1) Fees, Administrative Service Fees, taxes, interest, trading costs, Acquired Fund Fees and Expenses, expenses paid with securities lending expense offset credits and non-routine expenses) do not exceed 0.65% of average daily net assets.  This fee waiver and/or expense assumption may not be terminated prior to May 1, 2012 unless the Board consents to an earlier revision or termination.

Genworth Davis NY Venture Fund and Fidelity VIP Equity-Income Portfolio

The past performance of the Service Shares of the Genworth Davis NY Venture Fund and the Service Class 2 shares of the Fidelity VIP Equity-Income Portfolio are shown below compared to applicable benchmark indexes. The information shows how the performance of each portfolio has varied and provides some indication of the risks of investing in each portfolio. Past performance is not indicative of future performance. For more information concerning the performance of each portfolio, please refer to the applicable prospectus, SAI and shareholder of each portfolio.

Average Annual Total Returns (For Periods Ended December 31, 2010)	1 Year	5 Years	10 Years or Since Inception
Genworth Davis NY Venture Fund – Service Shares (inception date 9/4/2008)	11.32%		1.95%
S&P 500® Index (reflects no deduction for fees, expenses or taxes) (since 9/4/2008)	15.06%		3.06%
Fidelity VIP Equity-Income Portfolio – Service Class 2	14.92%	0.72%	2.20%
Russell 3000® Value Index (reflects no deduction for fees, expenses or taxes)	16.23%	1.45%	3.63%

The management fees and total operating expenses of the two portfolios are shown below.

	Genworth Davis NY Venture Fund (Existing Portfolio)	Fidelity VIP Equity-Income Portfolio (Substitute Portfolio)
Fees and Expenses	Service Shares	Service Class 2
Management Fees	0.50%	0.46%
Distribution (12b-1) Fees	0.25%	0.25%
Other Expenses	1.10% (1)	0.10%
Administrative Service Fees	0.25%	-
All Other Expenses	0.85%	-
Total Annual Fund Operating Expenses	1.85%	0.81%
Amount of Fee Waiver and/or Expense Assumption	(0.68)% (2)	0.00%
Total Annual Fund Operating Expenses (After Fee Waiver and/or Expense Assumption)	1.17%	0.81%

(1)
 “Other Expenses” also include the fees and expenses indirectly borne by the Fund in connection with its investments in other investment companies which are referred to as “Acquired Fund Fees and Expenses.”  Please note that the amount of Total Annual Fund Operating Expenses shown in the above table does not correlate to the Ratio of Expense to Average Net Assets (after expense reimbursement and securities lending credit) included in the “Financial Highlights” section of the Fund’s prospectus which reflects the operating expenses of the Fund and does not include the 0.01% attributed to Acquired Fund Fees.

(2)
GFWM has contractually agreed through May 1, 2012, to waive its advisory fees and/or assume expenses otherwise payable by the Fund to the extent necessary to ensure that annual fund operating expenses (excluding Distribution and/or Service (12b-1) Fees, Administrative Service Fees, taxes, interest, trading costs, Acquired Fund Fees and Expenses, expenses paid with securities lending expense offset credits and non-routine expenses) do not exceed 0.65% of average daily net assets.  This fee waiver and/or expense assumption may not be terminated prior to May 1, 2012 unless the Board consents to an earlier revision or termination.

Genworth 40/60 Index Allocation Fund and Fidelity VIP FundsManager 50% Portfolio

The past performance of the Service Shares of the Genworth 40/60 Index Allocation Fund and the Service Class 2 shares of the Fidelity VIP FundsManager 50% Portfolio are shown below compared to applicable benchmark indexes.  The information shows how the performance of each portfolio has varied and provides some indication of the risks of investing in each portfolio. Past performance is not indicative of future performance. For more information concerning the performance of each portfolio, please refer to the applicable prospectus, SAI and shareholder reports of each portfolio.

Average Annual Total Returns (For Periods Ended December 31, 2010)	1 Year	Since Inception
Genworth 40/60 Index Allocation Fund – Service Shares (inception date 12/9/2009)	9.79%	9.76%
40/60 Blended Index (40% S&P 500® Index / 60% Barclays Capital U.S. Aggregate Bond Index) (reflects no deduction for fees, expenses or taxes) (since 12/9/2009)	10.41%	9.86%
S&P 500® Index (reflects no deduction for fees, expenses or taxes) (since 12/9/2009)	15.06%	16.14%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes) (since 12/9/2009)	6.54%	6.42%
Fidelity VIP FundsManager 50% Portfolio – Service Class 2 (since 4/13/2006)	11.75%	3.49%
S&P 500® Index (reflects no deduction for fees, expenses or taxes) (since 4/13/2006)	15.06%	1.62%
VIP FundsManager 50% Composite Index (reflects no deduction for fees, expenses or taxes) (since 4/13/2006)	10.43%	4.08%

The management fees and total operating expenses of the two portfolios are shown below.

	Genworth 40/60 Index Allocation Fund (Existing Portfolio)	Fidelity VIP FundsManager 50% Portfolio (Substitute Portfolio)
Fees and Expenses	Service Shares	Service Class 2
Management Fees	0.10%	0.25%
Distribution (12b-1) Fees	0.25%	0.25%
Other Expenses	1.26%	0.00%
Administrative Service Fees	0.25%	-
All Other Expenses	1.01%	-
Acquired Fund Fees and Expenses	0.17% (1)	0.55%
Total Annual Fund Operating Expenses	1.78%	1.05% (3)
Amount of Fee Waiver and/or Expense Assumption	(0.89)% (2)	(0.15)%
Total Annual Fund Operating Expenses (After Fee Waiver and/or Expense Assumption)	0.89%	0.90% (4)

(1)
 “Acquired Fund Fees and Expenses” are indirect fees and expenses borne by the Fund in connection with its investments in other investment companies (“Acquired Funds”).  The amount represents a pro rata portion of the cumulative expenses of the Acquired Funds, and is based on estimated amounts for the current fiscal year.  Please note that the amount of Total Annual Fund Operating Expenses shown in the above table may differ from the Ratio of Expense to Average Net Assets (after expense reimbursement and securities lending credit) included in the “Financial Highlights” section of the Fund’s prospectus because the audited information in the Financial Highlights reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

(2)
GFWM has contractually agreed through May 1, 2012, to waive its advisory fees and/or assume expenses otherwise payable by the Fund to the extent necessary to ensure that annual fund operating expenses (excluding Distribution and/or Service (12b-1) Fees, Administrative Service Fees, taxes, interest, trading costs, Acquired Fund Fees and Expenses, expenses paid with securities lending expense offset credits and non-routine expenses) do not exceed 0.18% of average daily net assets of the Fund.  This fee waiver and/or expense assumption may not be terminated prior to May 1, 2012 unless the Board consents to an earlier revision or termination.

(3)
Differs from the ratio of expenses to average net assets in the Financial Highlights section of the Substitute Portfolio’s prospectus because the total annual operating expenses shown above include acquired fund fees and expenses.

(4)
Strategic Advisers, Inc. (“Strategic Advisers”) has contractually agreed to waive 0.05% of the Fund’s management fee.  This arrangement will remain in effect through April 30, 2012, after which date Strategic Advisers, in its sole discretion, may discontinue the arrangement at any time.  In addition, Fidelity Management and Research Company (“FMR”) has contractually agreed to reimburse 0.10% of class-level expenses for Service Class 2 shares.  This arrangement will remain in effect for at least one year from the effective date of the Substitute Portfolio’s prospectus, and will remain in effect thereafter as long as Service Class 2 shares continue to be sold to unaffiliated insurance companies.  If Service Class 2 shares are no longer sold to unaffiliated insurance companies, FMR, in its sole discretion, may discontinue the arrangement.

Genworth 60/40 Index Allocation Fund and Fidelity VIP FundsManager 60% Portfolio

The past performance of the Service Shares of the Genworth 60/40 Index Allocation Fund and the Service Class 2 shares of the Fidelity VIP FundsManager 60% Portfolio are shown below compared to applicable benchmark indexes. The information shows how the performance of each portfolio has varied and provides some indication of the risks of investing in each portfolio. Past performance is not indicative of future performance. For more information concerning the performance of each portfolio, please refer to the applicable prospectus, SAI and shareholder reports of each portfolio.

Average Annual Total Returns (For Periods Ended December 31, 2010)	1 Year	Since Inception
Genworth 60/40 Index Allocation Fund – Service Shares (inception date 12/9/2009)	11.69%	11.99%
60/40 Blended Index (60% S&P 500® Index / 40% Barclays Capital U.S. Aggregate Bond Index) (reflects no deduction for fees, expenses or taxes) (since 12/9/2009)	12.13%	12.09%
S&P 500® Index (reflects no deduction for fees, expenses or taxes) (since 12/9/2009)	15.06%	16.14%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes) (since 12/9/2009)	6.54%	6.42%
Fidelity VIP FundsManager 60% Portfolio – Service Class 2 (inception date 8/22/2007)	13.35%	1.55%
S&P 500® Index (reflects no deduction for fees, expenses or taxes) (since 8/22/2007)	15.06%	(2.26)%
VIP FundsManager 60% Composite Index (reflects no deduction for fees, expenses or taxes) (since 8/22/2007)	11.57%	1.61%

The management fees and total operating expenses of the two portfolios are shown below.

	Genworth 40/60 Index Allocation Fund (Existing Portfolio)	Fidelity VIP FundsManager 60% Portfolio (Substitute Portfolio)
Fees and Expenses	Service Shares	Service Class 2
Management Fees	0.10%	0.25%
Distribution (12b-1) Fees	0.25%	0.10%
Other Expenses	1.26%	0.00%

Administrative Service Fees	0.25%	-
All Other Expenses	1.01%	-
Acquired Fund Fees and Expenses	0.18% (1)	0.65%
Total Annual Fund Operating Expenses	1.79%	1.15% (3)
Amount of Fee Waiver and/or Expense Assumption	(0.88)% (2)	(0.15)%
Total Annual Fund Operating Expenses (After Fee Waiver and/or Expense Assumption)	0.91%	1.00% (4)

(1)
“Acquired Fund Fees and Expenses” are indirect fees and expenses borne by the Fund in connection with its investments in other investment companies (“Acquired Funds”).  The amount represents a pro rata portion of the cumulative expenses of the Acquired Funds, and is based on estimated amounts for the current fiscal year.  Please note that the amount of Total Annual Fund Operating Expenses shown in the above table may differ from the Ratio of Expense to Average Net Assets (after expense reimbursement and securities lending credit) included in the “Financial Highlights” section of the Fund’s prospectus because the audited information in the Financial Highlights reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

(2)
GFWM has contractually agreed through May 1, 2012, to waive its advisory fees and/or assume expenses otherwise payable by the Fund to the extent necessary to ensure that annual fund operating expenses (excluding Distribution and/or Service (12b-1) Fees, Administrative Service Fees, taxes, interest, trading costs, Acquired Fund Fees and Expenses, expenses paid with securities lending expense offset credits and non-routine expenses) do not exceed 0.18% of average daily net assets of the Fund.  This fee waiver and/or expense assumption may not be terminated prior to May 1, 2012 unless the Board consents to an earlier revision or termination.

(3)
Differs from the ratio of expenses to average net assets in the Financial Highlights section of the Substitute Portfolio’s prospectus because the total annual operating expenses shown above include acquired fund fees and expenses.

(4)
Strategic Advisers has contractually agreed to waive 0.05% of the Fund’s management fee.  This arrangement will remain in effect through April 30, 2012, after which date Strategic Advisers, in its sole discretion, may discontinue the arrangement at any time.  In addition, FMR has contractually agreed to reimburse 0.10% of class-level expenses for Service Class 2 shares.  This arrangement will remain in effect for at least one year from the effective date of the Substitute Portfolio’s prospectus, and will remain in effect thereafter as long as Service Class 2 shares continue to be sold to unaffiliated insurance companies.  If Service Class 2 shares are no longer sold to unaffiliated insurance companies, FMR, in its sole discretion, may discontinue the arrangement.

Genworth Growth Allocation Fund and Fidelity VIP FundsManager 60% Portfolio

The past performance of the Service Shares of the Genworth Growth Allocation Fund and the Service Class 2 shares of the Fidelity VIP FundsManager 60% Portfolio are shown below compared to applicable benchmark indexes. The information shows how the performance of each portfolio has varied and provides some indication of the risks of investing in each portfolio. Past performance is not indicative of future performance. For more information concerning the performance of each portfolio, please refer to the applicable prospectus, SAI and shareholder reports of each portfolio.

Average Annual Total Returns (For Periods Ended December 31, 2010)	1 Year	Since Inception
Genworth Growth Allocation Fund – Service Shares (inception date 12/9/2009)	14.35%	16.22%
70/30 Blended Index (70% S&P 500® Index / 30% Barclays Capital U.S. Aggregate Bond Index) (reflects no deduction for fees, expenses or taxes) (since 12/9/2009)	12.92%	13.16%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.06%	16.14%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes) (since 12/9/2009)	6.54%	6.42%

Fidelity VIP FundsManager 60% Portfolio – Service Class 2 (inception date 8/22/2007)	13.35%	1.55%
S&P 500® Index (reflects no deduction for fees, expenses or taxes) (since 8/22/2007)	15.06%	(2.26)%
VIP FundsManager 60% Composite Index (reflects no deduction for fees, expenses or taxes) (since 8/22/2007)	11.57%	1.61%

The management fees and total operating expenses of the two portfolios are shown below.

	Genworth Growth Allocation Fund (Existing Portfolio)	Fidelity VIP FundsManager 60% Portfolio (Substitute Portfolio)
Fees and Expenses	Service Shares	Service Class 2
Management Fees	0.05%	0.25%
Distribution (12b-1) Fees	0.25%	0.10%
Other Expenses	1.31%	0.00%
Administrative Service Fees	0.25%	-
All Other Expenses	1.06%	-
Acquired Fund Fees and Expenses	0.51% (1)	0.65%
Total Annual Fund Operating Expenses	2.12%	1.15% (3)
Amount of Fee Waiver and/or Expense Assumption	(0.99)% (2)	(0.15)%
Total Annual Fund Operating Expenses (After Fee Waiver and/or Expense Assumption)	1.13%	1.00% (4)

(1)
“Acquired Fund Fees and Expenses” are indirect fees and expenses borne by the Fund in connection with its investments in other investment companies (“Acquired Funds”).  The amount represents a pro rata portion of the cumulative expenses of the Acquired Funds, and is based on estimated amounts for the current fiscal year.  Please note that the amount of Total Annual Fund Operating Expenses shown in the above table may differ from the Ratio of Expense to Average Net Assets (after expense reimbursement and securities lending credit) included in the “Financial Highlights” section of the Fund’s prospectus because the audited information in the Financial Highlights reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

(2)
GFWM has contractually agreed through May 1, 2012, to waive its advisory fees and/or assume expenses otherwise payable by the Fund to the extent necessary to ensure that annual fund operating expenses (excluding Distribution and/or Service (12b-1) Fees, Administrative Service Fees, taxes, interest, trading costs, Acquired Fund Fees and Expenses, expenses paid with securities lending expense offset credits and non-routine expenses) do not exceed 0.12% of average daily net assets of the Fund.  This fee waiver and/or expense assumption may not be terminated prior to May 1, 2012 unless the Board consents to an earlier revision or termination.

(3)
Differs from the ratio of expenses to average net assets in the Financial Highlights section of the Substitute Portfolio’s prospectus because the total annual operating expenses shown above include acquired fund fees and expenses.

(4)
Strategic Advisers has contractually agreed to waive 0.05% of the Fund’s management fee.  This arrangement will remain in effect through April 30, 2012, after which date Strategic Advisers, in its sole discretion, may discontinue the arrangement at any time.  In addition, FMR has contractually agreed to reimburse 0.10% of class-level expenses for Service Class 2 shares.  This arrangement will remain in effect for at least one year from the effective date of the Substitute Portfolio’s prospectus, and will remain in effect thereafter as long as Service Class 2 shares continue to be sold to unaffiliated insurance companies.  If Service Class 2 shares are no longer sold to unaffiliated insurance companies, FMR, in its sole discretion, may discontinue the arrangement.

Genworth Moderate Allocation Fund and Fidelity VIP FundsManager 60% Portfolio

The past performance of the Service Shares of the Genworth Moderate Allocation Fund and the Service Class 2 shares of the Fidelity VIP FundsManager 60% Portfolio are shown below compared to applicable benchmark indexes. The information shows how the performance of each portfolio has varied and provides some indication of the risks of investing in each portfolio. Past performance is not indicative of future performance. For more information concerning the performance of each portfolio, please refer to the applicable prospectus, SAI and shareholder reports of each portfolio.

Average Annual Total Returns (For Periods Ended December 31, 2010)	1 Year	Since Inception
Genworth Moderate Allocation Fund – Service Shares (inception date 12/9/2009)	12.25%	13.47%
60/40 Blended Index (60% S&P 500® Index / 40% Barclays Capital U.S. Aggregate Bond Index) (reflects no deduction for fees, expenses or taxes) (since 12/9/2009)	12.13%	12.09%
S&P 500® Index (reflects no deduction for fees, expenses or taxes) (since 12/9/2009)	15.06%	16.14%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes) (since 12/9/2009)	6.54%	6.42%
Fidelity VIP FundsManager 60% Portfolio – Service Class 2 (inception date 8/22/2007)	13.35%	1.55%
S&P 500® Index (reflects no deduction for fees, expenses or taxes) (since 8/22/2007)	15.06%	(2.26)%
VIP FundsManager 60% Composite Index (reflects no deduction for fees, expenses or taxes) (since 8/22/2007)	11.57%	1.61%

The management fees and total operating expenses of the two portfolios are shown below.

	Genworth Moderate Allocation Fund (Existing Portfolio)	Fidelity VIP FundsManager 60% Portfolio (Substitute Portfolio)
Fees and Expenses	Service Shares	Service Class 2
Management Fees	0.05%	0.25%
Distribution (12b-1) Fees	0.25%	0.10%
Other Expenses	1.27%	0.00%
Administrative Service Fees	0.25%	-
All Other Expenses	1.02%	-
Acquired Fund Fees and Expenses	0.50% (1)	0.65%
Total Annual Fund Operating Expenses	2.07%	1.15% (3)
Amount of Fee Waiver and/or Expense Assumption	(0.93)% (2)	(0.15)%
Total Annual Fund Operating Expenses (After Fee Waiver and/or Expense Assumption)	1.14%	1.00% (4)

(1)
“Acquired Fund Fees and Expenses” are indirect fees and expenses borne by the Fund in connection with its investments in other investment companies (“Acquired Funds”).  The amount represents a pro rata portion of the cumulative expenses of the Acquired Funds, and is based on estimated amounts for the current fiscal year.  Please note that the amount of Total Annual Fund Operating Expenses shown in the above table may differ from the Ratio of Expense to Average Net Assets (after expense reimbursement and securities lending credit) included in the “Financial Highlights” section of the Fund’s prospectus because the audited information in the Financial Highlights reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

(2)
GFWM has contractually agreed through May 1, 2012, to waive its advisory fees and/or assume expenses otherwise payable by the Fund to the extent necessary to ensure that annual fund operating expenses (excluding Distribution and/or Service (12b-1) Fees, Administrative Service Fees, taxes, interest, trading costs, Acquired Fund Fees and Expenses, expenses paid with securities lending expense offset credits and non-routine expenses) do not exceed 0.14% of average daily net assets of the Fund.  This fee waiver and/or expense assumption may not be terminated prior to May 1, 2012 unless the Board consents to an earlier revision or termination.

(3)
Differs from the ratio of expenses to average net assets in the Financial Highlights section of the Substitute Portfolio’s prospectus because the total annual operating expenses shown above include acquired fund fees and expenses.

(4)
Strategic Advisers has contractually agreed to waive 0.05% of the Fund’s management fee.  This arrangement will remain in effect through April 30, 2012, after which date Strategic Advisers, in its sole discretion, may discontinue the arrangement at any time.  In addition, FMR has contractually agreed to reimburse 0.10% of class-level expenses for Service Class 2 shares.  This arrangement will remain in effect for at least one year from the effective date of the Substitute Portfolio’s prospectus, and will remain in effect thereafter as long as Service Class 2 shares continue to be sold to unaffiliated insurance companies.  If Service Class 2 shares are no longer sold to unaffiliated insurance companies, FMR, in its sole discretion, may discontinue the arrangement.

MANAGEMENT OF THE PORTFOLIOS

Existing Portfolios

The investment adviser to each of the Existing Portfolios is GFWM, located at 2300 Contra Costa Boulevard, Suite 600, Pleasant Hill, California  94523.  GFWM is a wholly owned subsidiary of a wholly owned, indirect subsidiary of Genworth, a publicly traded company.  Headquartered in Richmond, Virginia, Genworth serves the life and lifestyle protection, retirement income, investment and mortgage insurance needs of more than 15 million customers.  As of September 30, 2011, GFWM advised or administered in excess of $[____] billion in assets.

Fund Name	Management Fee as a % of Net Assets	Management Fee as a % of Net Assets (after fee waivers and/or reimbursements)
Genworth PIMCO StocksPLUS Fund	0.35%	[___]%
Genworth PYRAMIS® Small/Mid Cap Core Fund	0.60%	[___]%
Genworth Legg Mason ClearBridge Aggressive Growth Fund	0.45%	[___]%
Genworth Calamos Growth Fund	0.75%	[___]%
Genworth Enhanced International Index Fund	0.075%	[___]%
Genworth Goldman Sachs Enhanced Core Bond Index Fund	0.30%	[___]%
Genworth Eaton Vance Large Cap Value Fund	0.50%	[___]%
Genworth Davis NY Venture Fund	0.50%	[___]%
Genworth 40/60 Index Allocation Fund	0.10%	[___]%

Genworth 60/40 Index Allocation Fund	0.10%	[___]%
Genworth Growth Allocation Fund	0.05%	[___]%
Genworth Moderate Allocation Fund	0.05%	[___]%

Genworth Calamos Growth Fund, Genworth PYRAMIS® Small/Mid Cap Core Fund, Genworth Davis NY Venture Fund, Genworth Eaton Vance Large Cap Value Fund, Genworth Legg Mason ClearBridge Aggressive Growth Fund, Genworth PIMCO StocksPLUS Fund, and Genworth Goldman Sachs Enhanced Core Bond Index Fund each employ a “manager-of-managers” structure, which permits the Advisor to hire, replace or terminate the unaffiliated subadvisors for a Fund, subject to Board approval but not subject to shareholder approval.  Subject to the supervision of the Advisor and the Trustees, each subadvisor manages the assets of a Fund in accordance with the Fund’s investment objectives and policies.  Each subadvisor makes investment decisions for the Fund and in connection with such investment decisions, places purchase and sell orders for securities.

Calamos Advisors LLC, 2020 Calamos Court, Naperville, Illinois 60563, is the subadvisor for the Genworth Calamos Growth Fund.

On November 19, 2010, Pyramis Global Advisors, LLC (“Pyramis”) replaced Columbia Management Investment Advisers, LLC as the subadvisor for the Genworth PYRAMIS® Small/Mid Cap Core Fund (formerly, the Genworth Columbia Mid Cap Value Fund).   Pyramis is located at 900 Salem Street, Smithfield, Rhode Island 02917.

Davis Selected Advisers, L.P., 2949 East Elvira Road, Suite 101, Tucson, Arizona 85756, is the subadvisor for the Genworth Davis NY Venture Fund.

Eaton Vance Management, Two International Place, Boston, Massachusetts 02110, is the subadvisor for the Genworth Eaton Vance Large Cap Value Fund.

ClearBridge Advisors, LLC, 620 Eighth Avenue, New York, New York 10018, is the subadvisor for the Genworth Legg Mason ClearBridge Aggressive Growth Fund.

Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, California  92660, is the subadvisor for the Genworth PIMCO StocksPLUS Fund.

Goldman Sachs Asset Management, L.P. (“GSAM”), 200 West Street, New York, New York 10282, is the subadvisor for the Genworth Goldman Sachs Enhanced Core Bond Index Fund.

Substitute Portfolios

All Substitute Portfolios except the VIP FundsManager 50% Portfolio and the VIP FundsManager 60% Portfolio (the “VIP FundsManager Portfolios”)

The investment adviser to each of the Substitute Portfolios except the VIP FundsManager Portfolios is Fidelity Management and Research Company (“FMR”), located at 82 Devonshire Street, Boston, Massachusetts 02109.  As the investment adviser to these Substitute Portfolios, FMR has overall responsibility for directing the portfolios’ investments and handling their business affairs.  As of September 30, 2011, FMR had approximately [$___] billion in discretionary assets under management.  These Substitute Portfolios pay a management fee to FMR.  The management fee is calculated and paid to FMR every month.  The management fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the Substitute Portfolio’s average net assets throughout the month.  The group fee rate is based on the average net assets of all the mutual funds advised by FMR. The maximum group fee rate, which drops as total assets under management increase, for each of these Substitute Portfolios is shown in the table below.  The individual fee rates and total management fees for these Substitute Portfolios for the fiscal year ended December 31, 2010 are also shown below.  Because each fund’s management fee may fluctuate, the fund’s management fee may be higher or lower in the future.

Fund Name	Individual Fee Rate	Maximum Group Fee Rate	Group Fee Rate for December 2010	Total Management Fee as a % of Net Assets (for the fiscal year ended December 31, 2010)
Fidelity VIP Contrafund Portfolio	0.30%	0.52%	0.26%	0.56%
Fidelity VIP Mid Cap Portfolio	0.30%	0.52%	0.26%	0.56%
Fidelity VIP Growth Stock Portfolio	0.30%	0.52%	0.26%	0.56%
Fidelity VIP Growth Opportunities Portfolio	0.30%	0.52%	0.26%	0.56%
Fidelity VIP Investment Grade Bond Portfolio	0.20%	0.37%	0.12%	0.32%
Fidelity VIP Equity-Income Portfolio	0.30%	0.52%	0.26%	0.56%

FMR Co., Inc. (“FMRC”), located at 82 Devonshire Street, Boston, MA 02109, serves as the subadvisor for each of the Substitute Portfolios listed above.  FMRC has day-to-day responsibility for choosing investments for the Substitute Portfolios.  FMRC is an affiliate of FMR.

Other investment advisers assist FMR with foreign investments.  Fidelity Management & Research (U.K.) Inc. (“FMR U.K.”), at 10 Paternoster Square, 4th Floor, London, EC4M 7LS, United Kingdom, serves as a subadvisor for the Substitute Portfolios listed above. FMR U.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the Substitute Portfolios listed above. FMR U.K. is an affiliate of FMR.  Fidelity Management & Research (Hong Kong) Limited (“FMR H.K.”), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a subadvisor for the Substitute Portfolios listed above. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the Substitute Portfolios listed above. FMR H.K. is an affiliate of FMR.  Fidelity Management & Research (Japan) Inc. (“FMR Japan”), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a subadvisor for the Substitute Portfolios listed above.  FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the Substitute Portfolios listed above. FMR Japan is an affiliate of FMR.  FMR pays FMRC, FMR U.K., FMR H.K., and FMR Japan for providing subadvisory services.

VIP FundsManager Portfolios

Strategic Advisers, Inc. (“Strategic Advisers”) is each VIP FundsManager Portfolio’s investment manager.  The address of Strategic Advisers is 82 Devonshire Street, Boston, Massachusetts 02109.  FMR, an affiliate of Strategic Advisers, is each underlying Fidelity fund’s manager.  As of September 30, 2011, Strategic Advisers had approximately $[___] billion in discretionary assets under management.  As the manager, Strategic Advisers administers the asset allocation program for each VIP FundsManager Portfolio.  As the manager for the underlying Fidelity funds in which the VIP FundsManager Portfolios invest, FMR is responsible for choosing each fund’s investments and handling its business affairs.  FMR is also responsible for handling the business affairs for each VIP FundsManager Portfolio.

Each VIP FundsManager Portfolio pays a management fee to Strategic Advisers.  The management fee is calculated and paid to Strategic Advisers every month.  Strategic Advisers is responsible for the payment of all other expenses of each VIP FundsManager Portfolio with limited exceptions.  Each VIP FundsManager Portfolio’s annual management fee rate is 0.25% of its average net assets.  Strategic Advisers has contractually agreed to waive 0.05% of each VIP FundsManager Portfolio’s management fee until April 30, 2012.  For the fiscal year ended December 31, 2010, each VIP FundsManager Portfolio paid a management fee of 0.20% of the fund’s average net assets, after fee waiver and/or reimbursement.  FMR receives no fees for handling the business affairs of each VIP FundsManager Portfolio.

OTHER INFORMATION

Services Provided to the Trust

Distributor.  Capital Brokerage Corporation (“CBC”) is the Existing Portfolios’ distributor pursuant to a Distribution Agreement.  CBC is located at 6620 West Broad Street, Building 2, Richmond, VA 23230.  CBC is a wholly owned subsidiary of Genworth.

Fund Administration, Fund Accounting and Transfer Agency Services.  U.S. Bancorp Fund Services, LLC (“USBFS”) provides accounting and administrative services and shareholder servicing to the Existing Portfolios as transfer agent and dividend disbursing agent.  USBFS’ address is 615 E. Michigan Street, Milwaukee, Wisconsin 53202.

Custodian.  U.S. Bank, N.A., an affiliate of USBFS, is the custodian of the assets of the Existing Portfolios, as well as the Funds’ Foreign Custody Manager (the “Custodian”), pursuant to a custody agreement between the Custodian and the Trust (“Custody Agreement”).   The Custodian’s address is Custody Operations, 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212.

Legal Counsel.  Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania 19103, serves as the Trust’s legal counsel.

Independent Registered Accounting Firm.  KPMG LLP, 345 Park Avenue, New York, New York 10154-0102 serves as independent registered public accounting firm for the Trust.

Annual and Semi-Annual Reports

The Trust’s most recent annual report for the fiscal year ended December 31, 2011, and the Trust’s semi-annual report for the fiscal period ended June 30, 2011, are available free of charge.  You may obtain free copies of the Existing Portfolios' documents at www.Genworth.com or by writing the Trust at 6610 West Broad Street, Richmond, Virginia 23230.  You may also call (800) 352-9910 to request copies.  You may obtain free copies of the Substitute Portfolios' documents at www.advisor.fidelity.com or by calling (877) 208-0098 to request copies.

Share Ownership

As of the close of business on the Record Date, each Existing Portfolio had shares issued and outstanding as shown below:

Name of Existing Portfolio	Service Shares Outstanding on Record Date
Genworth PIMCO StocksPLUS Fund Service Shares	October 20, 2011 [# Shares]
Genworth PYRAMIS® Small/Mid Cap Core Fund Service Shares	October 20, 2011 [# Shares]
Genworth Legg Mason ClearBridge Aggressive Growth Fund Service Shares	October 20, 2011 [# Shares]
Genworth Calamos Growth Fund Service Shares	October 20, 2011 [# Shares]
Genworth Enhanced International Index Fund Service Shares	October 20, 2011 [# Shares]
Genworth Goldman Sachs Enhanced Core Bond Index Fund Service Shares	October 20, 2011 [# Shares]
Genworth Eaton Vance Large Cap Value Fund Service Shares	October 20, 2011 [# Shares]
Genworth Davis NY Venture Fund Service Shares	October 20, 2011 [# Shares]

Genworth 40/60 Index Allocation Fund Service Shares	October 20, 2011 [# Shares]
Genworth 60/40 Index Allocation Fund Service Shares	October 20, 2011 [# Shares]
Genworth Growth Allocation Fund Service Shares	October 20, 2011 [# Shares]
Genworth Moderate Allocation Fund Service Shares	October 20, 2011 [# Shares]

Shares of each Existing Portfolio are sold only to Separate Accounts of the Insurance Companies in order to fund certain Contracts.  As of the Record Date, the Insurance Companies collectively owned of record all the Service Shares of each Existing Portfolio.  As of the Record Date, the following numbers of Service Shares of each Existing Portfolio were held by the Insurance Companies on behalf of the Separate Accounts that fund Contracts issued to individual Contract Holders:

Name of Existing Portfolio and Classes of Shares	Name of Insurance Company and Separate Account (Number of Shares/Percentage Held)
	Genworth Life and Annuity Insurance Company	Genworth Life Insurance Company of New York
Genworth PIMCO StocksPLUS Fund Service Shares	[#] shares of Service Class -- __%	[#] shares of Service Class -- __%
Genworth PYRAMIS® Small/Mid Cap Core Fund Service Shares
Genworth Legg Mason ClearBridge Aggressive Growth Fund Service Shares
Genworth Calamos Growth Fund Service Shares
Genworth Enhanced International Index Fund Service Shares
Genworth Goldman Sachs Enhanced Core Bond Index Fund Service Shares
Genworth Eaton Vance Large Cap Value Fund Service Shares
Genworth Davis NY Venture Fund Service Shares
Genworth 40/60 Index Allocation Fund Service Shares
Genworth 60/40 Index Allocation Fund Service Shares
Genworth Growth Allocation Fund Service Shares
Genworth Moderate Allocation Fund Service Shares

The Insurance Companies own of record all of the issued and outstanding shares of the Trust.  The Trustees and officers of the Trust own none of such shares. To the best of the Trust’s knowledge, as of the Record Date, except as set forth above, the following entities owned beneficially or of record 5% or more of the shares of a portfolio:

Name of Existing Portfolio	Name and Address of Shareholder	Percent	Total Shares
[Portfolio] [Class]

Voting Information

As discussed above, the Separate Accounts invest in each Existing Portfolio of the Trust. Contract Holders who select an Existing Portfolio for investment through a Contract have a beneficial interest in that Portfolio, but do not directly invest in or hold shares of the Existing Portfolio. The Insurance Companies, on behalf of the Separate Accounts, are the actual shareholders of the applicable Portfolio but generally will vote their shares in accordance with instructions provided by Contract Holders. Contract Holders therefore have the right to instruct the Insurance Company on how to vote their interests with respect to Proposals 1 through 12. Each Insurance Company will vote the shares of an Existing Portfolio held in its name for the Separate Accounts as directed by its Contract Holders. This Proxy Statement is being mailed to Contract Holders to solicit instructions for voting shares of each Existing Portfolio.

Voting Instructions and Solicitation Methods.  This solicitation is being made by the Board for use at the Special Meeting.  The solicitation of voting instructions will be largely by mail, but may include telephonic, Internet or oral communication.  In addition to solicitations by mail, officers and employees of GFWM or its affiliates, without extra pay, may conduct additional solicitations by telephone, telecopy, and personal interviews. The Trust has also retained an outside firm [_______] (“Solicitor”), who specializes in proxy solicitation to assist with the solicitation process (tabulation, printing and mailing), the collection of voting instructions, and with any necessary follow-up.

Solicitation Costs.  Solicitor’s costs are estimated to be approximately [$____].  All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the maintenance of the Internet web site relating to this solicitation, (c) the reimbursement of insurance companies and others for their expenses in forwarding solicitation material to the beneficial owners of each Existing Portfolio’s shares, (d) payment for tabulation, printing and mailing services, including solicitations to submit voting instructions by telephone, and (e) the costs of holding the Special Meeting will be paid by either GFWM or its affiliates or by Fidelity Distributors Corporation, the distributor of the Substitute Portfolios.

Quorum.  For each Existing Portfolio, acting separately, the presence, in person or by proxy, of 40% of the holders of shares of the Existing Portfolio entitled to vote on a Proposal on the Record Date constitutes a quorum for the transaction of business at the Special Meeting.  For purposes of determining whether a Proposal has been approved for an Existing Portfolio, abstentions will have the effect of a vote “against” the Proposal.  Quorum may be satisfied through echo voting, as described below.

The rules of the SEC require that the Trust disclose in this Proxy Statement the effect of “broker non-votes.”  Broker non-votes are shares for which a broker holding such shares for a beneficial owner has not received instructions from the beneficial owner so that the broker may not exercise discretionary voting power with respect thereto.  Each Insurance Company, as the shareholder of record of all of the Trust’s shares, is expected to vote shares attributable to Contracts as to which no voting instructions are received in the same proportion (for, against or abstain) as those for which timely instructions are received by such Insurance Company, even in instances where a broker would be prevented from exercising discretion.  Broker non-votes, therefore, will be so voted by each Insurance Company just as any other shares for which the Insurance Company does not receive voting instructions.

Vote Required.  For each Existing Portfolio, acting separately, approval of Proposals 1-12 will require, if a quorum is present at the Special Meeting, the lesser of (a) 67% or more of the voting securities of an Existing Portfolio present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Existing Portfolio are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Existing Portfolio.

Each Insurance Company will vote the shares of an Existing Portfolio at the Special Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the Contracts.  Each Insurance Company is expected to vote shares attributable to the Contracts as to which no voting instructions are received in the same proportion (for, against, or abstain) as those for which timely instructions are received. As a result, those Contract Holders that actually provide voting instructions may control the outcome of the vote even though their actual percentage ownership of an Existing Portfolio alone would not be sufficient to approve a Proposal.

Adjournment.  For each Existing Portfolio, acting separately, if a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve a Proposal are not received, or if other matters arise requiring shareholder attention, an authorized officer of the Trust may propose one or more adjournments of the Special Meeting to permit further solicitation of voting instructions for which sufficient votes have NOT been received; provided, that such adjournment is approved by a majority of the votes cast at the Special Meeting in person or by proxy or an authorized officer of the Trust.

Revocation of Voting Instructions. At any time before the Special Meeting, a person may change their vote, even though voting instructions have already been returned, by written notice to the Trust, or by submitting subsequent voting instructions, by mail, by Internet, by telephone or by voting in person at the Special Meeting.  Should Contract Holders require additional information, they may contact the Trust at 1-800-352-9910.

Shareholder Proposals

The Trust is organized as a Delaware statutory trust.  As such, the Trust is not required to, and does not, hold annual meetings.  Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and by-laws.  Shareholders of an Existing Portfolio who wish to present a Proposal for action at a future meeting may submit a written Proposal to the Trust for inclusion in a future proxy statement.  Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.  The mere submission of a Proposal by a shareholder does not guarantee that such Proposal will be included in a proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the Proposal is required.  Also, the submission does not mean that the Proposal will be presented at the Special Meeting.  For a shareholder Proposal to be considered at a shareholder meeting, it must be a proper matter for consideration under applicable law.

If a shareholder wishes to send a communication to the Trustees, such correspondence should be in writing and addressed to the Trustees of the Trust c/o the Secretary of the Trust, at 2300 Contra Costa Boulevard, Suite 600, Pleasant Hill, California 94523. The correspondence will be given to the Trustees for review and consideration.

Other Business

No business other than the matter described above is expected to come before the Special Meeting, but should any matter incidental to the conduct of the Special Meeting or any question as to an adjournment of the Special Meeting arise, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interest of the Trust.

Carrie E. Hansen
President, Genworth Variable Insurance Trust
November __, 2011

APPENDIX A

FORM OF PLAN OF SUBSTITUTION FOR
GENWORTH VARIABLE INSURANCE TRUST

This Plan of Substitution (“Plan”) dated [___________], 2011 relates to variable insurance products offered by Genworth Life and Annuity Insurance Company, a stock life insurance company organized under the insurance laws of the Commonwealth of Virginia, and Genworth Life Insurance Company of New York, a stock life insurance company organized under the insurance laws of the State of New York (each of which is referred to herein as an “Insurance Company” and, collectively, as the “Insurance Companies.”) The Insurance Companies offer variable annuity and variable life insurance contracts through separate accounts (each a “Separate Account”). The Separate Accounts are segregated investment accounts that fund each Insurance Company’s individual variable annuity and variable life insurance contracts (each a “Contract”).  The Contracts that are affected by this Plan are variable annuity contracts.  Each of the Separate Accounts affected by this Plan is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

Payments made to a Separate Account under a Contract are allocated to one or more subaccounts (each a “Subaccount”) of the Separate Account. Each Subaccount invests in shares of an open-end management investment company registered under the Investment Company Act.  The Plan is intended to accomplish the substitution of shares of beneficial interest of certain portfolios of the Fidelity® Variable Insurance Products Fund (each, a “Substitute Portfolio”) for shares of beneficial interest of certain portfolios of the Genworth Variable Insurance Trust (the “GVIT”) (each, an “Existing Portfolio”), in which a Subaccount of each Separate Account currently invests, as described in the following table:

EXISTING PORTFOLIOS	SUBSTITUTE PORTFOLIOS
Genworth Calamos Growth Fund	Fidelity VIP Growth Opportunities Portfolio – Service Class 2
Genworth PYRAMIS® Small/Mid Cap Core Fund	Fidelity VIP Mid Cap Portfolio – Service Class 2
Genworth Davis NY Venture Fund	Fidelity VIP Equity-Income Portfolio – Service Class 2
Genworth Eaton Vance Large Cap Value Fund	Fidelity VIP Equity-Income Portfolio – Service Class 2
Genworth Legg Mason ClearBridge Aggressive Growth Fund	Fidelity VIP Growth Stock Portfolio – Service Class 2
Genworth PIMCO StocksPLUS Fund	Fidelity VIP Contrafund® Portfolio – Service Class 2
Genworth Goldman Sachs Enhanced Core Bond Index Fund	Fidelity VIP Investment Grade Bond Portfolio – Service Class 2
Genworth Enhanced International Index Fund	Fidelity VIP Contrafund® Portfolio – Service Class 2
Genworth 40/60 Index Allocation Fund	Fidelity VIP FundsManager® 50% Portfolio – Service Class 2
Genworth 60/40 Index Allocation Fund	Fidelity VIP FundsManager® 60% Portfolio – Service Class 2
Genworth Moderate Allocation Fund	Fidelity VIP FundsManager® 60% Portfolio – Service Class 2
Genworth Growth Allocation Fund	Fidelity VIP FundsManager® 60% Portfolio – Service Class 2

WHEREAS, the GVIT Board of Trustees (“Board”), with respect to each Existing Portfolio, has approved the liquidation of the Existing Portfolio and its shareholders to liquidate the Existing Portfolio; and

WHEREAS, each Insurance Company has advised the Board that, in connection with the liquidation of each Existing Portfolio and the substitution of a corresponding Substitute Portfolio, each Insurance Company has determined to remove the Existing Portfolio as an investment option offered through the Contracts, and that each desires to substitute for the interest of holders of such Contracts (the “Contract Holders”) in the Existing Portfolio shares of the Substitute Portfolio, pursuant to this Plan, and that each has requested that liquidation of the Existing Portfolio be made contingent upon approval of this Plan by the Existing Portfolio, by the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Existing Portfolio, which, as defined in the Investment Company Act, means the lesser of (A) 67% or more of the shares of the Existing Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Existing Portfolio are present or represented by proxy, or (B) more than 50% of the outstanding shares of the Existing Portfolio, of this Plan (the “Plan”), and any amendments related thereto; and

WHEREAS, GVIT has advised each Insurance Company that the liquidation of the Existing Portfolio is contingent upon approval by the affirmative vote of the holders of a majority of the outstanding voting securities of the Existing Portfolio of this Plan and any amendments in connection therewith.

NOW THEREFORE, the substitution of a Contract Holder’s interest in the Existing Portfolio with an interest in the Existing Portfolio shall be carried out in the manner hereinafter set forth:

1. Effective Date Of Plan. The Plan shall become and be effective with respect to each Existing Portfolio only upon the adoption and approval of the Plan, at a meeting of shareholders called for the purpose of voting upon the Plan, by the affirmative vote of the holders of a majority of the outstanding voting securities (as defined above) of the Existing Portfolio. The date of such adoption and approval of the Plan by the Existing Portfolio is hereinafter called the “Effective Date.”

2. Special Meeting Of Shareholders. GVIT shall provide each of the Contract Holders having an interest in shares of the Existing Portfolio held by the Separate Accounts with proxy materials acceptable to both GVIT and the Insurance Companies.  Each Insurance Company, as one of the record owners of all of the issued and outstanding shares of the Existing Portfolio, shall vote its shares in accordance with the instructions received from its Contract Holders. Any shares of an Existing Portfolio for which an Insurance Company does not receive timely voting instructions, or which are not attributable to Contract Holders, shall be voted in proportion to the instructions received from all Contract Holders having an interest in the Existing Portfolio.

3. Substitutions. As soon as possible after the Effective Date of a Plan, and in any event within sixty days thereafter, the Insurance Companies shall redeem shares of the Existing Portfolio at net asset value and purchase, with the proceeds of the shares of such Portfolio at net asset value, for the benefit of Contract Holders having an interest in such Portfolio at the time of substitution, an interest in the Substitute Portfolio at net asset value (such redemption and purchase is referred to herein as the “Substitution”). The Substitution will take place at relative net asset value with no change in the amount of any Contract Holder’s accumulated value or in the dollar amount of his or her investment in the applicable Separate Account.

4. Conditions Applicable To The Substitution. The Substitution is subject to the following conditions:

(a) Contract Holders shall not incur any fees, charges or expenses incurred in connection with the Substitution, nor shall their rights or an Insurance Company’s obligations under any Contract be altered; provided, however, that the Existing Portfolio and Substitute Portfolio, respectively, will bear the transaction costs (i.e., commissions) associated with the liquidation of the Existing Portfolio’s securities and the purchase of securities held by the Substitute Portfolio.

(b) All expenses incurred in connection with the Substitution shall be paid by the Insurance Company or its affiliates or by Fidelity Distributors Corporation.

(c) The Substitution shall not cause the Contract fees and charges currently being paid by existing Contract Holders to be greater after the Substitution than before the Substitution.

(d) The Substitution shall not impose any federal income tax liability on Contract Holders.

(e) The prospectus for the Existing Portfolio will be updated after approval of the plan to liquidate the Existing Portfolios by the Board of Trustees by means of a supplement that briefly describes the plan of liquidation and the proposed Plan.

(f) Contract Holders shall be furnished with notice of the Substitution in the form of a supplement to the Contract prospectus. The supplement will inform Contract Holders that effective on or about the close of business on January 27, 2012, Existing Portfolio Subaccounts will no longer be available for new investment. The prospectus supplement shall inform Contract Holders that they may, at any time prior to the Substitution, transfer their Contract values from the Subaccount of the relevant Separate Account investing in the Existing Portfolio to any of the other investment options available under their Contract without incurring any transfer fees or other charges.  Any transfer of investments from the Existing Portfolio as a result of the Substitution will not be counted as one of the free transfers permitted to Contract Holders (where applicable), provided that the transfer occurs within 90 days of the Substitution.

(h) Upon completion of the Substitution, each Insurance Company shall take all actions necessary to eliminate the Subaccounts of each Separate Account investing in shares of the Existing Portfolio.

5. Failure To Obtain Approval On Behalf Of An Existing Portfolio. In the event that the Plan is not approved by the shareholders of an Existing Portfolio, this Plan shall not apply to such Existing Portfolio.

APPENDIX B

RETIREREADY ONE CONTRACTS ONLY

MODEL PERCENTAGE ALLOCATIONS AND PORTFOLIO SELECTIONS

	Portfolios	40/60 Model	60/40 Model	70/30 Model
Equities
Large Cap Growth	Genworth Calamos Growth Fund — Service Shares	1%	1%	1%
	Genworth Legg Mason ClearBridge Aggressive Growth Fund — Service Shares	2%	3%	4%
	Janus Aspen Forty Portfolio — Service Shares	2%	2%	3%
Large Cap Value	Franklin Templeton VIP Mutual Shares Securities Fund — Class 2 Shares	2%	3%	4%
	Genworth Eaton Vance Large Cap Value Fund — Service Shares	2%	3%	4%
Large Cap Core	Genworth PIMCO StocksPLUS Fund — Service Shares	8%	12%	14%
	Oppenheimer Main Street Fund/VA — Service Shares	8%	12%	14%
Mid Cap Growth	Federated Insurance Series Federated Kaufmann Fund II — Service Shares	2%	3%	3%
Small/Mid Cap Core	Genworth PYRAMIS® Small/Mid Cap Core Fund — Service Shares (formerly, Genworth Columbia Mid Cap Value Fund — Service Shares)	2%	3%	3%
Small/Mid Cap Core	Oppenheimer Main Street Small- & Mid- Cap Fund®/VA — Service Shares (formerly, Oppenheimer Main Street Small Cap Fund/VA — Service Shares)	4%	6%	6%
Global Equity	Oppenheimer Global Securities Fund/VA — Service Shares	2%	3%	4%
Foreign Large Cap Growth	Columbia Marsico International Opportunities Fund, Variable Series — Class B	1%	2%	2%
	Invesco V.I. International Growth Fund — Series II shares	1%	2%	2%
Foreign Large Cap Value	AllianceBernstein International Value Portfolio — Class B	2%	4%	4%
Natural Resources	Prudential Series Natural Resources Portfolio — Class II Shares	0%	0%	1%
Real Estate (U.S. REITs)	GE Investments Funds Real Estate Securities Fund — Class 1 Shares	1%	1%	1%

Total % Equities		40%	60%	70%

Fixed Income
Medium Duration	Genworth Goldman Sachs Enhanced Core Bond Index Fund — Service Shares	15%	10%	7%
	PIMCO VIT Total Return Portfolio — Administrative Class Shares	15%	10%	7%
Short Duration	PIMCO VIT Low Duration Portfolio — Administrative Class Shares	22%	12%	8%
TIPS	American Century VP Inflation Protection Fund — Class II	5%	5%	5%
Domestic High Yield	PIMCO VIT High Yield Portfolio — Administrative Class Shares	3%	3%	3%

Total % Fixed Income		60%	40%	30%

RETIREREADY ONE CONTRACTS ONLY

MODEL PERCENTAGE ALLOCATIONS AND PORTFOLIO SELECTIONS

Effective after the close of business on January 27, 2012

	Portfolios	40/60 Model	60/40 Model	70/30 Model
Equities
Large Cap Growth	Fidelity VIP Growth Opportunities Portfolio — Service Class 2	1%	2%	2%
	Fidelity VIP Growth Stock Portfolio — Service Class 2	2%	3%	3%
	Janus Aspen Forty Portfolio — Service Shares	2%	3%	3%
Large Cap Value	Fidelity VIP Equity-Income Portfolio — Service Class 2	4%	6%	9%
Large Cap Core	Fidelity VIP Contrafund® Portfolio — Service Class 2	8%	13%	15%
	Oppenheimer Main Street Fund/VA — Service Shares	4%	6%	8%
Mid Cap Core	Fidelity VIP Mid Cap Portfolio — Service Class 2	4%	6%	8%
Small Cap Core	Oppenheimer Main Street Small- & Mid- Cap Fund®/VA — Service Shares	4%	6%	7%
Global Equity	Oppenheimer Global Securities Fund/VA — Service Shares	2%	3%	3%
Foreign Large Cap Growth	Columbia Variable Portfolio — Marsico International Opportunities Fund — Class 2 (formerly, Columbia Marsico International Opportunities Fund, Variable Series — Class B)	1%	2%	2%
	Invesco V.I. International Growth Fund — Series II shares	2%	3%	3%
Foreign Large Cap Value	AllianceBernstein International Value Portfolio — Class B	4%	5%	5%
Natural Resources	Prudential Series Natural Resources Portfolio — Class II Shares	1%	1%	1%
Real Estate (U.S. REITs)	GE Investments Funds Real Estate Securities Fund — Class 1 Shares	1%	1%	1%

Total % Equities		40%	60%	70%

Fixed Income
Medium Duration	Fidelity VIP Investment Grade Bond Portfolio — Service Class 2	14%	9%	6%
	PIMCO VIT Total Return Portfolio — Administrative Class Shares	14%	9%	6%
Short Duration	PIMCO VIT Low Duration Portfolio — Administrative Class Shares	17%	12%	9%
Treasury Inflation-Protected Securities	American Century VP Inflation Protection Fund — Class II	8%	5%	4%
Domestic High Yield	PIMCO VIT High Yield Portfolio — Administrative Class Shares	3%	2%	2%
Bank Loans	Eaton Vance VT Floating-Rate Income Fund	4%	3%	3%

Total % Fixed Income		60%	40%	30%

ALL OTHER CONTRACTS

MODEL PERCENTAGE ALLOCATIONS AND PORTFOLIO SELECTIONS

	Portfolios	Model A	Model B	Model C	Model D	Model E
Equities
Large Cap Growth	Genworth Calamos Growth Fund — Service Shares	0%	1%	1%	2%	2%
	Genworth Legg Mason ClearBridge Aggressive Growth Fund — Service Shares	1%	2%	3%	4%	5%
	Janus Aspen Forty Portfolio — Service Shares	1%	2%	2%	3%	4%
Large Cap Value	Franklin Templeton VIP Mutual Shares Securities Fund — Class 2 Shares	1%	2%	3%	4%	5%
	Genworth Eaton Vance Large Cap Value Fund — Service Shares	1%	2%	3%	4%	5%
Large Cap Core	Genworth PIMCO StocksPLUS Fund — Service Shares	4%	8%	12%	16%	20%
	Oppenheimer Main Street Fund/VA — Service Shares	4%	8%	12%	16%	20%
Mid Cap Growth	Federated Insurance Series Federated Kaufmann Fund II — Service Shares	1%	2%	3%	4%	5%
Small/Mid Cap Core	Genworth PYRAMIS® Small/Mid Cap Core Fund — Service Shares (formerly, Genworth Columbia Mid Cap Value Fund — Service Shares)	1%	2%	3%	4%	5%
Small/Mid Cap Core	Oppenheimer Main Street Small- & Mid- Cap Fund®/VA — Service Shares (formerly, Oppenheimer Main Street Small Cap Fund/VA — Service Shares)	2%	4%	6%	8%	10%
Global Equity	Oppenheimer Global Securities Fund/VA — Service Shares	1%	2%	3%	5%	5%
Foreign Large Cap Growth	Columbia Marsico International Opportunities Fund, Variable Series — Class B	1%	1%	2%	2%	3%
	Invesco V.I. International Growth Fund — Series II shares	1%	1%	2%	2%	3%
Foreign Large Cap Value	AllianceBernstein International Value Portfolio — Class B	1%	2%	4%	4%	6%
Natural Resources	Prudential Series Natural Resources Portfolio — Class II Shares	0%	0%	0%	1%	1%
Real Estate (U.S. REITs)	GE Investments Funds Real Estate Securities Fund — Class 1 Shares	0%	1%	1%	1%	1%

Total % Equities		20%	40%	60%	80%	100%

Fixed Income
Medium Duration	Genworth Goldman Sachs Enhanced Core Bond Index Fund — Service Shares	20%	15%	10%	5%	0%
	PIMCO VIT Total Return Portfolio — Administrative Class Shares	20%	15%	10%	2%	0%
Short Duration	PIMCO VIT Low Duration Portfolio — Administrative Class Shares	32%	22%	12%	5%	0%
TIPS	American Century VP Inflation Protection Fund — Class II	5%	5%	5%	5%	0%
Domestic High Yield	PIMCO VIT High Yield Portfolio — Administrative Class Shares	3%	3%	3%	3%	0%

Total % Fixed Income		80%	60%	40%	20%	0%

ALL OTHER CONTRACTS

MODEL PERCENTAGE ALLOCATIONS AND PORTFOLIO SELECTIONS

Effective after the close of business on January 27, 2012

	Portfolios	Model A	Model B	Model C	Model D	Model E
Equities
Large Cap Growth	Fidelity VIP Growth Opportunities Portfolio — Service Class 2	1%	1%	2%	2%	2%
	Fidelity VIP Growth Stock Portfolio — Service Class 2	1%	2%	3%	4%	5%
	Janus Aspen Forty Portfolio — Service Shares	1%	2%	3%	3%	2%
Large Cap Value	Fidelity VIP Equity-Income Portfolio — Service Class 2	2%	4%	6%	9%	11%
Large Cap Core	Fidelity VIP Contrafund® Portfolio — Service Class 2	3%	8%	13%	19%	27%
	Oppenheimer Main Street Fund/VA — Service Shares	2%	4%	6%	10%	17%
Mid Cap Core	Fidelity VIP Mid Cap Portfolio — Service Class 2	2%	4%	6%	8%	10%
Small Cap Core	Oppenheimer Main Street Small- & Mid- Cap Fund®/VA — Service Shares	1%	4%	6%	8%	8%
Global Equity	Oppenheimer Global Securities Fund/VA — Service Shares	1%	2%	3%	4%	5%
Foreign Large Cap Growth	Columbia Variable Portfolio — Marsico International Opportunities Fund — Class 2 (formerly, Columbia Marsico International Opportunities Fund, Variable Series — Class B)	1%	1%	2%	2%	2%
	Invesco V.I. International Growth Fund — Series II shares	2%	2%	3%	3%	3%
Foreign Large Cap Value	AllianceBernstein International Value Portfolio — Class B	2%	4%	5%	6%	6%
Natural Resources	Prudential Series Natural Resources Portfolio — Class II Shares	0%	1%	1%	1%	1%
Real Estate (U.S. REITs)	GE Investments Funds Real Estate Securities Fund — Class 1 Shares	1%	1%	1%	1%	1%

Total % Equities		20%	40%	60%	80%	100%

Fixed Income
Medium Duration	Fidelity VIP Investment Grade Bond Portfolio — Service Class 2	19%	14%	9%	4%	0%
	PIMCO VIT Total Return Portfolio — Administrative Class Shares	19%	14%	9%	4%	0%
Short Duration	PIMCO VIT Low Duration Portfolio — Administrative Class Shares	25%	17%	12%	5%	0%
Treasury Inflation-Protected Securities	American Century VP Inflation Protection Fund — Class II	10%	8%	5%	3%	0%
Domestic High Yield	PIMCO VIT High Yield Portfolio — Administrative Class Shares	3%	3%	2%	2%	0%
Bank Loans	Eaton Vance VT Floating-Rate Income Fund	4%	4%	3%	2%	0%

Total % Fixed Income		80%	60%	40%	20%	0%

YOUR VOTE IS IMPORTANT.

Please fold and detach card at perforation before mailing

GENWORTH VARIABLE INSURANCE TRUST
SPECIAL MEETING OF SHAREHOLDERS

January 12, 2012

[PORTFOLIO NAME PRINTS HERE]

THIS VOTING INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
(“BOARD”) OF GENWORTH VARIABLE INSURANCE TRUST (THE “TRUST”) AND RELATES TO
THE PROPOSAL WITH RESPECT TO THE ABOVE-REFERENCED PORTFOLIO
(THE “PORTFOLIO”), A SERIES OF THE TRUST.

The undersigned hereby appoints the above-referenced Insurance Company and hereby authorizes them to represent and to vote, at the Special Meeting of Shareholders to be held on [date], at (time), and at any adjournments thereof, all of the shares of the Portfolio which the undersigned would be entitled to vote if personally present. IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” THE APPROVAL OF THE PROPOSAL.

This voting instruction card must be dated and signed exactly as instructed.

Date ______________

PLEASE DATE AND SIGN AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

Sign exactly as name appears hereon.

_____________________________
Signature(s)

Please fold and detach card at perforation before mailing

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS.

When properly signed, the voting interest represented by this card will be voted as instructed below. If no instruction is given for the proposal, voting will be “FOR” the proposal.

For	Against	Abstain
[ ]	[ ]	[ ]

1.	To consider and vote on a Plan of Substitution for [_________] as described in the proxy statement enclosed herewith.

PLEASE DATE AND SIGN THE REVERSE SIDE OF THIS CARD

YOUR VOTE IS IMPORTANT.